Exhibit 4.2

EXECUTION VERSION

CCO SAFARI II, LLC,
as Escrow Issuer,
CCH II, LLC,
as Limited Guarantor,
and
The Bank of New York Mellon TRUST COMPANY, N.A.,
as Trustee and Collateral Agent

FIRST SUPPLEMENTAL INDENTURE
Dated as of July 23, 2015

3.579% Senior Secured Notes due 2020
4.464% Senior Secured Notes due 2022
4.908% Senior Secured Notes due 2025
6.384% Senior Secured Notes due 2035
6.484% Senior Secured Notes due 2045
6.834% Senior Secured Notes due 2055

CROSS-REFERENCE TABLE*

Trust Indenture Act Section	Indenture Section
310(a)(1)	7.10
(a)(2)	7.10
(a)(3)	N.A.
(a)(4)	N.A.
(a)(5)	7.10
(b)	7.10
(c)	N.A.
311(a)	7.11
(b)	7.11
(c)	N.A.
312(a)	2.05
(b)	11.03
(c)	11.03
313(a)	7.06
(b)(1)	N.A.
(b)(2)	7.06; 7.07
(c)	7.06; 11.02
(d)	7.06
314(a)	4.04; 11.02; 11.04
(b)	N.A.
(c)(1)	11.04
(c)(2)	11.04
(c)(3)	N.A.
(d)	N.A.
(e)	11.05
(f)	N.A.
315(a)	7.01; 7.02
(b)	7.05; 11.02
(c)	7.01
(d)	7.01
(e)	6.11
316(a) (last sentence)	2.09
(a)(1)(A)	6.05
(a)(1)(B)	6.04
(a)(2)	N.A.
(b)	6.07
(c)	2.12
317(a)(1)	6.08
(a)(2)	6.09
(b)	2.04
318(a)	11.01
(b)	N.A.
(c)	11.01

N.A. means not applicable.
* This Cross Reference Table is not part of this First Supplemental Indenture.

-i-

-ii-

ARTICLE 4

COVENANTS

ARTICLE 5

SUCCESSORS

ARTICLE 6

DEFAULTS AND REMEDIES

ARTICLE 7

TRUSTEE

ARTICLE 8

LEGAL DEFEASANCE AND COVENANT DEFEASANCE

ARTICLE 9

AMENDMENT, SUPPLEMENT AND WAIVER

ARTICLE 10

GUARANTEE

Section 10.08	Limited Guarantee of the Limited Guarantor	30

ARTICLE 11

[RESERVED]

ARTICLE 12

MISCELLANEOUS

Section 12.13	Table of Contents, Headings, etc	31
Section 12.16	Supplemental Indenture Controls	32
Section 12.17	Submission to Jurisdiction	32

-iii-

ARTICLE 13

SATISFACTION AND DISCHARGE

Section 13.03	Satisfaction and Discharge of Supplemental Indenture	32
Section 13.04	Application of Trust Money	33

-iv-

FIRST SUPPLEMENTAL INDENTURE dated as of July 23, 2015 (the “Supplemental Indenture”) among CCO Safari II, LLC, a Delaware limited liability company (and any successor Person thereto, the “Escrow Issuer”), CCH II, LLC, a Delaware limited liability company (and together with any successor Person thereto, the “Limited Guarantor”) (with respect to Section 10.08 only), and The Bank of New York Mellon Trust Company, N.A., as trustee (and together with its successors in such capacity, the “Trustee”) and as Collateral Agent.
WHEREAS, the Escrow Issuer, Charter Communications Operating, LLC, a Delaware limited liability company (and any successor Person thereto, “CCO”), Charter Communications Operating Capital Corp., a Delaware corporation (and any successor Person thereto, “Capital Corp”), and the Trustee have previously executed and delivered an Indenture, dated as of July 23, 2015 (the “Base Indenture”), providing for the issuance from time to time of one or more series of senior secured debt securities of the Escrow Issuer or CCO and Capital Corp;
WHEREAS, Section 9.01 of the Base Indenture provides that the Escrow Issuer and the Trustee may enter into a supplemental indenture to the Base Indenture to, among other things, establish the form or terms of any series of Notes (as defined in the Base Indenture) as permitted by Section 2.01 hereof and Section 9.01 of the Base Indenture;
WHEREAS, clause (13) of Section 9.01 of the Base Indenture provides that the Escrow Issuer, the Issuers and the Trustee may enter into a supplemental indenture changing or eliminating any provision of the Base Indenture; provided, that any such change shall become effective only when there are no outstanding Notes (as defined in the Base Indenture) of such series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provisions;
WHEREAS, the Escrow Issuer and the Limited Guarantor are entering into this Supplemental Indenture to, among other things, establish the form and terms of the Escrow Issuer’s new series of (i) 3.579% senior secured notes due 2020 (the “2020 Notes”), (ii) 4.464% senior secured notes due 2022 (the “2022 Notes”), (iii) 4.908% senior secured notes due 2025 (the “2025 Notes”), (iv) 6.384% senior secured notes due 2035 (the “2035 Notes”), (v) 6.484% senior secured notes due 2045 (the “2045 Notes”) and (vi) 6.834% senior secured notes due 2055 (the “2055 Notes” and, together with the 2020 Notes, the 2022 Notes, the 2025 Notes, the 2035 Notes and the 2045 Notes, the “Notes”), pursuant to the Base Indenture, as modified by this Supplemental Indenture;
WHEREAS, the Escrow Issuer and the Trustee entered into an escrow agreement (the “Escrow Agreement”), dated as of July 23, 2015, with Bank of America, N.A., as escrow agent (together with its successors in such capacity, the “Escrow Agent”), pursuant to which the gross proceeds of the Notes plus certain additional amounts will be deposited into the applicable Escrow Account (as defined herein);
WHEREAS, if the Escrow Release Date (as defined herein) occurs, substantially concurrently with the Escrow Release Date, the Escrow Issuer will merge into CCO, and CCO and Capital Corp shall, pursuant to a supplemental indenture to be entered into on or around the Escrow Release Date, assume all obligations of the Escrow Issuer in respect of the Notes; and
WHEREAS, all conditions necessary to authorize the execution and delivery of this Supplemental Indenture and to make it a valid and binding obligation of the Escrow Issuer and the Limited Guarantor have been satisfied or performed.
NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Escrow Issuer, the Limited Guarantor and the Trustee, for the benefit of each other and for the equal and ratable benefit of the Holders, hereby enter into this Supplemental Indenture to, among other things, establish the terms of the Notes pursuant to Section 2.01 of the Base Indenture and there is hereby established the Escrow Issuer’s (i) “3.579% Senior Secured Notes due 2020,” (ii) “4.464% Senior Secured Notes due 2022,” (iii) “4.908% Senior Secured Notes due 2025,” (iv) “6.384% Senior Secured Notes due 2035,” (v) “6.484% Senior Secured Notes due 2045” and (vi) “6.834% Senior Secured Notes due 2055,” each as a separate series of Notes (as defined in the Base Indenture) and such parties further agree that this Supplemental Indenture affects the Escrow Issuer’s 2020 Notes, 2022 Notes, 2025 Notes, 2035 Notes, 2045 Notes and 2055 Notes only and not any other series of Notes (as defined in the Base Indenture).

ARTICLE 1

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01    Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context of this Supplemental Indenture otherwise requires) for all purposes of this Supplemental Indenture and of any indenture supplemental hereto that governs the Notes have the respective meanings specified in this Section 1.01. All other terms used in this Supplemental Indenture that are defined in the Base Indenture or the TIA, either directly or by reference therein (except as herein otherwise expressly provided or unless the context of this Supplemental Indenture otherwise requires), have the respective meanings assigned to such terms in the Base Indenture or the TIA, as the case may be, as in force at the date of this Supplemental Indenture as originally executed.

“Additional Notes” means Notes issued pursuant to the terms of this Supplemental Indenture in addition to Initial Notes (other than any Notes issued in respect of Initial Notes pursuant to Sections 2.06, 2.07, 2.10 or 3.06 of this Supplemental Indenture or Section 9.05 of the Base Indenture).
“Applicable Premium” means with respect to a Note of any series the greater of (x) 1.0% of the principal amount of such Note and (y) on any redemption date, the excess (to the extent positive) of: (a) the present value at such redemption date of (i) 100% of the principal amount of such Note on the applicable Par Call Date, plus (ii) all required interest payments due on such Note to and including the applicable Par Call Date (excluding accrued but unpaid interest to the redemption date), computed upon the redemption date using a discount rate equal to the Applicable Treasury Rate at such redemption date plus (A) in the case of the 2020 Notes, 30 basis points, (B) in the case of the 2022 Notes, 40 basis points, (C) in the case of the 2025 Notes,

40 basis points, (D) in the case of the 2035 Notes, 50 basis points, (E) in the case of the 2045 Notes, 50 basis points and (F) in the case of the 2055 Notes, 55 basis points; over (b) the outstanding principal amount of such Note; in each case, as calculated by the Issuers or on behalf of the Issuers by such Person as the Issuers shall designate.
“Applicable Treasury Rate” with respect to a Note of any series means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) which has become publicly available at least two Business Days prior to the redemption date (or, if such statistical release is not so published or available, any publicly available source of similar market data selected by the Issuers in good faith)) most nearly equal to the period from the redemption date to the Par Call Date for such Note; provided, however, that if the period from the redemption date to such Par Call Date is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Applicable Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from the redemption date to such applicable date is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.
“Base Indenture” has the meaning assigned to it in the preamble to this Supplemental Indenture.
“Capital Corp” has the meaning assigned to it in the preamble to this Supplemental Indenture.
“CCO” has the meaning assigned to it in the preamble to this Supplemental Indenture.
“Definitive Note” means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.06, substantially in the form of Exhibit A-1, A-2, A-3, A-4, A-5, or A-6, as applicable, hereto except that such Note shall not bear the Global Note Legend and shall not have the “Schedule of Exchanges of Interests in the Global Note” attached thereto.
“Depositary” means, with respect to the Global Notes, the Person specified in Section 2.03 as the Depositary with respect to the Notes, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Supplemental Indenture.
“Escrow Accounts” has the meaning assigned to it the Escrow Agreement.
“Escrow Agent” has the meaning assigned to it in the preamble to this Supplemental Indenture.
“Escrow Agreement” has the meaning assigned to it in the preamble to this Supplemental Indenture.

“Escrow Release Date” has the meaning assigned to it the Escrow Agreement.
“Exchange Notes” means any notes issued in exchange for Notes of a series pursuant to the Registration Rights Agreement or similar agreement.
“Exchange Offer” means the offer of the Issuers to issue and deliver to Holders of Notes that are not prohibited by law or policy of the SEC from participating in such offer in exchange for such Notes, a like aggregate principal amount of Exchange Notes.
“Exchange Offer Registration Statement” means a registration statement relating to the Exchange Offer as provided in the Registration Rights Agreement.
“Global Note Legend” means the legend set forth in Section 2.06(g)(ii) which is required to be placed on all Global Notes issued under this Supplemental Indenture.
“Indenture” means the Base Indenture, as supplemented by this Supplemental Indenture and as further amended or supplemented from time to time with respect to the Notes.
“Initial Notes” means the Notes issued on the Issue Date (and any Notes issued in respect thereof pursuant to Section 2.06, 2.07, 2.10 or 3.06 of this Supplemental Indenture or Section 9.05 of the Base Indenture).
“Initial Purchasers” means Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., UBS Securities LLC, Wells Fargo Securities, LLC, RBC Capital Markets, LLC, Mitsubishi UFJ Securities (USA), Inc., Scotia Capital (USA) Inc., Mizuho Securities USA Inc., SunTrust Robinson Humphrey, Inc., U.S. Bancorp Investments, Inc., SMBC Nikko Securities America, Inc., TD Securities (USA) LLC and Credit Agricole Securities (USA) Inc.
“Issue Date” means July 23, 2015.
“Issuers” means (i) prior to the Escrow Release Date, the Escrow Issuer and (ii) from and after the Escrow Release Date, collectively, CCO and Capital Corp, as the context requires.
“Letter of Transmittal” means the letter of transmittal to be prepared by the Issuers and sent to all Holders of any Additional Notes for use by such Holders in connection with any Exchange Offer.
“Moody’s” means Moody’s Investors Service, Inc. or any successor to the rating agency business thereof.
“Note” or “Notes” has the meaning assigned to it in the preamble and includes the Initial Notes, any Additional Notes and any Exchange Notes.
“Offering Circular” means the final offering circular, dated July 9, 2015, relating to the offering by the Escrow Issuer of $15,500,000,000 aggregate principal amount of Initial Notes.

“Par Call Date” means, as applicable, (i) with respect to the 2020 Notes, June 23, 2020; (ii) with respect to the 2022 Notes, May 23, 2022; (iii) with respect to the 2025 Notes, April 23, 2025; (iv) with respect to the 2035 Notes, April 23, 2035; (v) with respect to the 2045 Notes, April 23, 2045; and (vi) with respect to the 2055 Notes, April 23, 2055.
“Private Placement Legend” means the legend set forth in Section 2.06(g)(i)(A) to be placed on all Additional Notes issued under this Supplemental Indenture except where otherwise permitted by the provisions of this Supplemental Indenture.
“Register” means a register in which, subject to such reasonable regulations as it may prescribe, the Issuers shall provide for the registration of the Notes and of transfers and exchanges of such Notes which the Issuers shall cause to be kept at the appropriate office of the Registrar in accordance with Section 2.03.
“Registration Rights Agreement” means (1) with respect to the Notes issued on the Issue Date, the Registration Rights Agreement, to be dated the Issue Date, among the Escrow Issuer and the Initial Purchasers and (2) with respect to any Additional Notes, any registration rights agreement between the Issuers and the other parties thereto relating to the registration by the Issuers of such Additional Notes under the Securities Act.
“Regulation S Global Note” means a Global Note substantially in the form of Exhibit A-1, A-2, A-3, A-4, A-5, or A-6, as applicable, hereto bearing the Global Note Legend, the Private Placement Legend and the Regulation S Legend deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in an initial denomination equal to the outstanding principal amount of any Additional Notes initially sold in reliance on Rule 903 of Regulation S.
“Regulation S Legend” means the legend set forth in Section 2.06(g)(iii) which is required to be placed on all Regulation S Global Notes issued under this Supplemental Indenture.
“Release Request” has the meaning assigned to it the Escrow Agreement.
“Rule 144A Global Note” means a Global Note substantially in the form of Exhibit A-1, A-2, A-3, A-4, A-5, or A-6, as applicable, hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in an initial denomination equal to the outstanding principal amount of any Additional Notes initially sold in reliance on Rule 144A.
“Shelf Registration Statement” means a “shelf” registration statement providing for the registration and the sale on a continuous or delayed basis of any Additional Notes as may be provided in the Registration Rights Agreement.
“S&P” means Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc., or any successor to the rating agency business thereof.
“Special Interest” means all additional interest owing on the Notes pursuant to the Registration Rights Agreement.

“Special Mandatory Redemption Event” has the meaning assigned to it in the Escrow Agreement.
“Supplemental Indenture” has the meaning assigned to it in the preamble to this Supplemental Indenture.
“Trustee” has the meaning assigned to it in the preamble to this Supplemental Indenture.
“Unrestricted Global Note” means a permanent Global Note substantially in the form of Exhibit A-1, A-2, A-3, A-4, A-5, or A-6, as applicable, hereto that bears the Global Note Legend and that has the “Schedule of Exchanges of Interests in the Global Note” attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing the Initial Notes or any Additional Notes that do not bear the Private Placement Legend.
Section 1.02    Other Definitions.

Term	Defined in Section
“Authentication Order”	2.02
“DTC”	2.03
“Limited Guarantee Obligations”	10.08
“Paying Agent”	2.03
“Registrar”	2.03
“series”	2.01
“Special Mandatory Redemption”	3.10
“Special Mandatory Redemption Date”	3.10

ARTICLE 2

THE NOTES

With respect to the Notes only, Article 2 of the Base Indenture is hereby replaced with the following:
Section 2.01    Form and Dating.

(a)General. The Notes and the Trustee’s certificate of authentication shall be substantially in the form of (i) in the case of the 2020 Notes, Exhibit A-1, (ii) in the case of the 2022 Notes, Exhibit A-2 , (iii) in the case of the 2025 Notes, Exhibit A-3, (iv) in the case of the 2035 Notes, Exhibit A-4, (v) in the case of the 2045 Notes, Exhibit A-5 and (vi) in the case of the 2055 Notes, Exhibit A-6. The 2020 Notes, the 2022 Notes, the 2025 Notes, the 2035 Notes, the 2045 Notes and the 2055 Notes, respectively, are each a separate “series” of Notes for the purposes of the Base Indenture and this Supplemental Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage or this Supplemental Indenture. Each Note shall be dated the date of its authentication. The Notes shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Supplemental Indenture and the Issuers and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Supplemental Indenture, the provisions of this Supplemental Indenture shall govern and be controlling.
(b)Global Notes. Notes issued in global form shall be substantially in the form of: (i) in the case of the 2020 Notes, Exhibit A-1, (ii) in the case of the 2022 Notes, Exhibit A-2 , (iii) in the case of the 2025 Notes, Exhibit A-3, (iv) in the case of the 2035 Notes, Exhibit A-4, (v) in the case of the 2045 Notes, Exhibit A-5 and (vi) in the case of the 2055 Notes, Exhibit A-6, in each case including the Global Note Legend thereon and the “Schedule of Exchanges of Interests in the Global Note” attached thereto. Notes issued in definitive form shall be substantially in the form of: (i) in the case of the 2020 Notes, Exhibit A-1, (ii) in the case of the 2022 Notes, Exhibit A-2, (iii) in the case of the 2025 Notes, Exhibit A-3, (iv) in the case of the 2035 Notes, Exhibit A-4 , (v) in the case of the 2045 Notes, Exhibit A-5 and (vi) in the case of the 2055 Notes, Exhibit A-6, in each case without the Global Note Legend thereon and without the “Schedule of Exchanges of Interests in the Global Note” attached thereto. Each Global Note shall represent such outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06.

(c)Form of Initial Notes, Etc. All Initial Notes issued on the Issue Date are being or will be offered and sold by the Initial Purchasers only (i) to QIBs (in which case they will be evidenced by one or more Rule 144A Global Notes) or (ii) in reliance on Regulation S under the Securities Act (in which case they will be evidenced by one or more Regulation S Global Notes).

(d)Euroclear and Clearstream Procedures Applicable. The provisions of the “Operating Procedures of the Euroclear System” and “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions of Clearstream” and “Customer Handbook” of Clearstream (or, in each case, equivalent documents setting forth the procedures of Euroclear and Clearstream) shall be applicable to transfers of beneficial interests in Regulation S Global Notes that are held by Participants through Euroclear or Clearstream.

Section 2.02    Execution and Authentication.

Two Officers shall sign the Notes for each Issuer by manual or facsimile signature.
If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid.

A Note shall not be valid until authenticated by the manual signature (which may be by facsimile) of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Supplemental Indenture.
At any time and from time to time after the execution and delivery of this Supplemental Indenture, the Issuers may deliver Notes executed by the Issuers to the Trustee for authentication; and the Trustee shall authenticate and deliver (i) Initial Notes for original issue in the aggregate principal amount of (u) in the case of the 2020 Notes, $2,000,000,000, (v) in the case of the 2022 Notes, $3,000,000,000, (w) in the case of the 2025 Notes, $4,500,000,000, (x) in the case of the 2035 Notes, $2,000,000,000, (y) in the case of the 2045 Notes, $3,500,000,000 and (z) in the case of the 2055 Notes, $500,000,000, (ii) Additional Notes of any series from time to time for original issue in aggregate principal amount specified by the Issuers and (iii) Exchange Notes of any series from time to time for issue in exchange for a like principal amount of Initial Notes or Additional Notes of such series, in each case specified in clauses (i) through (iii) above, upon a written order of the Issuers signed by an Officer of each Issuer (an “Authentication Order”). Such Authentication Order shall specify the amount and series of Notes to be authenticated and the date on which the Notes are to be authenticated, whether such Notes are to be Initial Notes, Additional Notes or Exchange Notes and whether the Notes are to be issued as one or more Global Notes and such other information as the Issuers may include or the Trustee may reasonably request. The aggregate principal amount of Notes which may be authenticated and delivered under this Supplemental Indenture is unlimited.
On the Issue Date, the Issuers will issue Initial Notes in the form of one or more Rule 144A Global Notes and/or one or more Regulation S Global Notes, as provided in Section 2.01(c). Any Notes offered and sold in reliance on the exemption from registration under the Securities Act provided by Section 4(a)(2) thereunder or Rule 144A shall be issued as one or more Rule 144A Global Notes. Any Notes offered and sold in offshore transactions in reliance on Regulation S shall be issued as one or more Regulation S Global Notes.
The Trustee may appoint an authenticating agent acceptable to the Issuers to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Supplemental Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Issuers.
Section 2.03    Registrar and Paying Agent.

The Issuers shall maintain an office or agency in the Borough of Manhattan, the City of New York, where Notes may be presented for registration of transfer or for exchange (“Registrar”) and an office or agency where Notes may be presented for payment (“Paying Agent”). Until otherwise designated by the Issuers, the Issuers’ office or agency in New York shall be the office of the Trustee maintained for such purpose. The Registrar shall keep the Register of the Notes and of their transfer and exchange. The Issuers may appoint one or more co-registrars and one or more additional paying agents. The term “Registrar” includes any co-registrar and the term “Paying Agent” includes any additional paying agent. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Registrar or Paying Agent may resign at any time upon not less than 10 Business Days’ prior written notice to the

Issuers. The Issuers shall enter into an appropriate agency agreement with any Agent not a party to this Supplemental Indenture, which shall incorporate any applicable terms of the TIA. The Issuers shall notify the Trustee in writing of the name and address of any Agent not a party to this Supplemental Indenture. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.
The Issuers initially appoint The Depository Trust Company (“DTC”) to act as Depositary with respect to the Global Notes.
The Issuers initially appoint the Trustee to act as the Registrar and Paying Agent and to act as custodian with respect to the Global Notes.
Section 2.04    Paying Agent to Hold Money in Trust.

Principal of, premium, if any, and interest (including Special Interest, if any) on the Notes will be payable at the office of the Paying Agent or, at the option of the Issuers, payment of interest (including Special Interest, if any) may be made by check mailed to Holders at their respective addresses set forth in the Register; provided, all payments of principal, premium, if any, and interest (including Special Interest, if any) with respect to the Notes represented by one or more Global Notes registered in the name or held by the Depositary shall be made by wire transfer of immediately available funds to accounts specified by the Holder prior to 10:00 a.m., New York time, on each due date of the principal and interest on any Note. The Issuers shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium, if any, or interest (including Special Interest, if any) on the Notes, and shall notify the Trustee of any default by the Issuers in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Issuers at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than an Issuer or a Subsidiary) shall have no further liability for the money. If an Issuer or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Issuers, the Trustee shall serve as Paying Agent for the Notes.
Section 2.05    Holder Lists.

The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA § 312(a). If the Trustee is not the Registrar, the Issuers shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders, and the Issuers shall otherwise comply with TIA § 312(a).
Section 2.06    Transfer and Exchange.

(a)Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes shall be exchanged by the Issuers for Definitive Notes if:

(i)the Issuers deliver to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Issuers within 120 days after the date of such notice from the Depositary;

(ii)the Issuers in their sole discretion determine that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and deliver a written notice to such effect to the Trustee; or

(iii)there shall have occurred and be continuing a Default or Event of Default with respect to the Notes.

Upon the occurrence of any of the preceding events in (i), (ii) or (iii) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.07 and 2.10. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 2.06 or Section 2.07 or 2.10, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this Section 2.06(a); however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.06(b), (c) or (f).
(b)Transfer and Exchange of Beneficial Interests in the Global Notes.

The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Supplemental Indenture and the Applicable Procedures. Beneficial interests in Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Prior to the expiration of the 40-day distribution compliance period set forth in Regulation S, beneficial interests in any Regulation S Global Notes may be held only through Euroclear or Clearstream unless transferred in accordance with Section 2.06(b)(iii)(B). Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:
(i)Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend. Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.06(b)(i).

(ii)All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.06(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar either:

(A)a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged; and

(B)instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase; or

(C)a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged; and

(D)instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (A) above.

Upon consummation of an Exchange Offer by the Issuers in accordance with Section 2.06(f), the requirements of this Section 2.06(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Supplemental Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.06(h).
(iii)Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 2.06(b)(ii) above and the Registrar receives the following:

(A)if the transferee will take delivery in the form of a beneficial interest in the Rule 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and

(B)if the transferee will take delivery in the form of a beneficial interest in the Regulation S Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof.

(iv)Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in an Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any Holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of Section 2.06(b)(ii) above and:

(A)such exchange or transfer is effected pursuant to an Exchange Offer in accordance with the Registration Rights Agreement and the Holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the relevant Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Issuers;

(B)such transfer is effected pursuant to a Shelf Registration Statement in accordance with the Registration Rights Agreement;

(C)such transfer is effected by a broker-dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(D)such exchange or transfer is effected after the expiration of the 40-day distribution compliance period set forth in Regulation S and the Registrar receives the following:

(1)    if the Holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(i) thereof; or
(2)    if the Holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;
and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.
If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Note has not yet been issued, the Issuers shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.
Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

(c)Transfer or Exchange of Beneficial Interests for Definitive Notes.

(i)Beneficial Interests in Restricted Global Notes to Restricted Definitive Notes. If any Holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Registrar of the following documentation:

(A)if the Holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(i) thereof (provided that any such beneficial interest in Regulation S Global Note shall not be so exchangeable until after the expiration of the 40-day distribution compliance period set forth in Regulation S);

(B)if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

(C)if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

(D)if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(i) thereof;

(E)if such beneficial interest is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3)(iv) thereof, if applicable;

(F)if such beneficial interest is being transferred to the Issuers, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(ii) thereof; or

(G)if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(iii) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h), and the Issuers shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c) shall be registered in such name or names and in such authorized denomination or denominations as the Holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.
(ii)Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Notes. A Holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

(A)such exchange or transfer is effected pursuant to an Exchange Offer in accordance with the Registration Rights Agreement and the Holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the relevant Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Issuers;

(B)such transfer is effected pursuant to a Shelf Registration Statement in accordance with the Registration Rights Agreement;

(C)such transfer is effected by a broker-dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(D)such exchange or transfer is effected after the expiration of the 40-day distribution compliance period set forth in Regulation S and the Registrar receives the following:

(1)    if the Holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note that does not bear the Private Placement Legend, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(ii) thereof; or
(2)    if the Holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Note that does not bear the Private Placement Legend, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;
and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(iii)Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Notes. If any Holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 2.06(b)(ii), the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h), and the Issuers shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the Holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iii) shall not bear the Private Placement Legend.

(d)Transfer and Exchange of Definitive Notes for Beneficial Interests in Global Notes.

(i)Restricted Definitive Notes to Beneficial Interests in Restricted Global Notes. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

(A)if the Holder of such Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(ii) thereof;

(B)if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

(C)if such Restricted Definitive Note is being transferred to a Non- U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

(D)if such Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(i) thereof;

(E)if such Restricted Definitive Note is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certifi-

cate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

(F)if such Restricted Definitive Note is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(ii) thereof; or

(G)if such Restricted Definitive Note is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(iii) thereof, the Trustee shall cancel the Restricted Definitive Note, increase or cause to be increased the aggregate principal amount of, in the case of subparagraph (A) above, the appropriate Restricted Global Note, in the case of subparagraph (B) above, the Rule 144A Global Note or, in the case of subparagraph (C) above, the Regulation S Global Note.
(ii)Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

(A)such exchange or transfer is effected pursuant to an Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the relevant Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Issuers;

(B)such transfer is effected pursuant to a Shelf Registration Statement in accordance with the Registration Rights Agreement;

(C)such transfer is effected by a broker-dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(D)such exchange or transfer is effected after the expiration of the 40-day distribution compliance period set forth in Regulation S and the Registrar receives the following:

(1)    if the Holder of such Definitive Notes proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(iii) thereof; or
(2)    if the Holder of such Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.
Upon satisfaction of the conditions of any of the subparagraphs in this Section 2.06(d)(ii), the Trustee shall cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.
(iii)Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraph (ii)(B), (ii)(D) or (iii) above at a time when an Unrestricted Global Note has not yet been issued, the Issuers shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.
(e)Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder’s compliance with the provisions of this Section 2.06(e), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.06(e):

(i)Restricted Definitive Notes to Restricted Definitive Notes. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Registrar receives the following:

(A)if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

(B)if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

(C)if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

(ii)Restricted Definitive Notes to Unrestricted Definitive Notes. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

(A)such exchange or transfer is effected pursuant to an Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the relevant Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Issuers;

(B)any such transfer is effected pursuant to a Shelf Registration Statement in accordance with the Registration Rights Agreement;

(C)any such transfer is effected by a broker-dealer pursuant to an Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(D)such exchange or transfer is effected after the expiration of the 40-day distribution compliance period set forth in Regulation S and the Registrar receives the following:

(1)    if the Holder of such Restricted Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or
(2)    if the Holder of such Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;
and, in each such case set forth in this subparagraph (D), if the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Issuers to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.
(iii)Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

(f)Exchange Offer. Upon the occurrence of an Exchange Offer in accordance with the Registration Rights Agreement, the Issuers shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02, the Trustee shall authenticate (i) one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not broker-dealers, (y) they are not participating in a distribution of the relevant Exchange Notes and (z) they are not affiliates (as defined in Rule 144) of the Issuers, and accepted for exchange in the relevant Exchange Offer and (ii) Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the relevant Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Issuers shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Definitive Notes so accepted Definitive Notes in the appropriate principal amount.

(g)Legends. The following legends shall appear on the face of all Global Notes and Definitive Notes issued under this Supplemental Indenture unless specifically stated otherwise in the applicable provisions of this Supplemental Indenture:

(i)Private Placement Legend.

(A)Except as permitted by subparagraph (B) below, each Restricted Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE NOTES EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE NOTES EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUERS THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) (A) TO A PERSON WHO IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (D) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE IS-

SUERS SO REQUEST), (II) TO CCO, OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE NOTES EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE NOTE EVIDENCED HEREBY.
(B)Notwithstanding the foregoing, any Initial Note and any Global Note or Definitive Note issued pursuant to subparagraph (b)(iv), (c)(ii), (c)(iii), (d)(ii), (d)(iii), (e)(ii), (e)(iii) or (f) of this Section 2.06 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

(ii)Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE SUPPLEMENTAL INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE SUPPLEMENTAL INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE SUPPLEMENTAL INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE SUPPLEMENTAL INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO EACH ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE

REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
(iii)Regulation S Legend. Each Regulation S Global Note should bear a legend in substantially the following form:

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.
(h)Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

(i)General Provisions Relating to Transfers and Exchanges.

(i)To permit registrations of transfers and exchanges, the Issuers shall execute and the Trustee shall authenticate Global Notes and Definitive Notes upon the Issuers’ order or at the Registrar’s request.

(ii)No service charge shall be made to a Holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Section 2.10 hereof and Section 9.05 of the Base Indenture).

(iii)The Registrar shall not be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

(iv)All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Issuers, evidencing the same debt, and entitled to the same benefits under this Supplemental Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

(v)The Issuers shall not be required to register the transfer of or to exchange a Note between a record date and the next succeeding interest payment date.

(vi)Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Issuers may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest (including Special Interest, if any) on such Notes and for all other purposes, and none of the Trustee, any Agent or the Issuers shall be affected by notice to the contrary.

(vii)The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.02.

(viii)All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.06 to effect a registration of transfer or exchange may be submitted by facsimile.

(ix)Each Holder of a Note agrees to indemnify the Issuers and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder’s Note in violation of any provision of this Supplemental Indenture and/or applicable United States Federal or state securities law.

(x)The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary Participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

(xi)Neither the Trustee nor any Agent shall have any responsibility for any actions taken or not taken by the Depositary.

Section 2.07    Replacement Notes.

If any mutilated Note is surrendered to the Trustee or the Issuers and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, the Issuers shall issue and the Trustee, upon receipt of an Authentication Order, shall authenticate a replacement Note if the Trustee’s requirements are met. If required by the Trustee or the Issuers, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Issuers to protect the Issuers, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Issuers may charge for their expenses in replacing a Note.
Every replacement Note is an additional legally binding obligation of the Issuers and shall be entitled to all of the benefits of this Supplemental Indenture equally and proportionately with all other Notes duly issued hereunder.
Section 2.08    Outstanding Notes.

The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions of this Supplemental Indenture, and those described in this Section 2.08 as not outstanding. Except as set forth in Section 2.09, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.
If a Note is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.
If the principal amount of any Note is considered paid under Section 4.01 of the Base Indenture, it ceases to be outstanding and interest on it ceases to accrue.
If the Paying Agent (other than an Issuer, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.
Section 2.09    Treasury Notes.

In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Issuers, or by any Person directly or indirectly controlled by or under direct or indirect common control with the Issuers or, if the TIA is applicable to this Supplemental Indenture, to the extent required by the TIA, any person controlling the Issuers, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that a Responsible Officer of the Trustee knows are so owned shall be so disregarded.
Section 2.10    Temporary Notes.

Until certificates representing Notes are ready for delivery, the Issuers may prepare and the Trustee, upon receipt of an Authentication Order, shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of certificated Notes but may have variations that the Issuers consider appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Issuers shall prepare and the Trustee shall authenticate Definitive Notes in exchange for temporary Notes.
Holders of temporary Notes shall be entitled to all of the benefits of this Supplemental Indenture.
Section 2.11    Cancellation.

The Issuers at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall dispose of such canceled Notes in its customary manner. The Issuers may not issue new Notes to replace Notes that they have paid or that have been delivered to the Trustee for cancellation.
Section 2.12    Defaulted Interest.

If the Issuers default in a payment of interest (including Special Interest, if any) on the Notes, the Issuers shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, which interest on defaulted interest shall accrue until the defaulted interest is deemed paid hereunder, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Notes and in Section 4.01 of the Base Indenture. The Issuers shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Issuers shall fix or cause to be fixed each such special record date and payment date; provided that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Issuers (or, upon the written request of the Issuers, the Trustee in the name and at the expense of the Issuers) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.
Section 2.13    CUSIP Numbers.

The Issuers in issuing the Notes may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuers will promptly notify the Trustee in writing of any change in the “CUSIP” numbers.
Section 2.14    FATCA.

The Issuers hereby agree (i) to give notice to the Trustee upon becoming aware that any payment under the Indenture will be treated as a withholdable payment, as such term is used in Sections 1471-1474 of the U. S. Internal Revenue Code of 1986, as amended, and Treas-

ury regulations promulgated thereunder (“Applicable Law”); and (ii) that the Trustee shall be entitled to make any withholding or deductions from payments under the Indenture (and shall not be required to pay any additional amounts with respect to any such withholding or deduction on or in respect of the Notes) to the extent necessary to comply with Applicable Law.
ARTICLE 3

REDEMPTION AND PREPAYMENT

With respect to the Notes only, Article 3 of the Base Indenture is hereby replaced with the following:
Section 3.01    Notices to Trustee.

If the Issuers elect to redeem Notes pursuant to the optional redemption provisions of Section 3.07, it shall furnish to the Trustee, at least 30 days but not more than 60 days before a redemption date, an Officers’ Certificate setting forth (i) the clause of this Supplemental Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Notes to be redeemed and (iv) the redemption price; provided that the Issuers shall notify the Trustee 5 days prior to any such redemption, which notice period may be waived by the Trustee.
Section 3.02    Selection of Notes to Be Redeemed.

If less than all of the Notes of a series are to be redeemed at any time, if the Notes are held in definitive form, the Trustee shall select the Notes of such series for redemption, on a pro rata basis, by lot or in accordance with any other method as the Trustee shall deem appropriate, if the Notes are held in global form, the Notes of such series shall be selected for redemption by the depositary in accordance with their applicable procedures.
In the event of partial redemption by lot, the particular Notes of the series to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Notes of such series not previously called for redemption.
The Trustee shall promptly notify the Issuer in writing of the Notes of a series selected for redemption and, in the case of any Note of such series selected for partial redemption, the principal amount thereof to be redeemed. Notes and portions of Notes selected shall be in amounts of $2,000 or whole multiples of $1,000 in excess thereof; except that if all of a Holder’s Notes of a series are to be redeemed, the entire outstanding amount of Notes of such series held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Supplemental Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

Section 3.03    Notice of Redemption.

Subject to the provisions of Section 3.10, at least 30 days but not more than 60 days before a redemption date, the Issuers shall transmit or cause to be transmitted, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address.
The notice shall identify the Notes to be redeemed and shall state:
(a)the redemption date;

(b)the redemption price;

(c)if any Note is being redeemed in part only, the portion of the principal amount of such Note to be redeemed and that, after the redemption date upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Note;

(d)the name and address of the Paying Agent;

(e)that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

(f)that, unless the Issuers default in making such redemption payment, interest on Notes called for redemption and redeemed ceases to accrue on and after the redemption date;

(g)the paragraph of the Notes and/or Section of this Supplemental Indenture pursuant to which the Notes called for redemption are being redeemed;

(h)that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes;

(i)any conditions to the Issuers’ obligations to redeem the Notes as contemplated by Section 3.04; and

(j)the CUSIP number, if any.

At the Issuers’ request, the Trustee shall give the notice of redemption in the Issuers’ name and at its expense; provided, however, that the Issuers shall have delivered to the Trustee, at least 45 days prior to the redemption date (or such shorter period as to which the Trustee may agree in its sole discretion), an Officers’ Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.
Section 3.04    Effect of Notice of Redemption.

Once notice of redemption is transmitted in accordance with Section 3.03, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price; provided that any redemption or notice of any redemption may, at the Issuers’ discre-

tion, be subject to one or more conditions precedent, including, but not limited to, completion of an equity offering, other offering, Incurrence of Indebtedness for Borrowed Money, or other corporate transaction or event and notice of any redemption in respect thereof may be given prior to the completion thereof and may be partial as a result of only some of the conditions being satisfied; provided, however, that any such conditions precedent shall be set forth in the notice of redemption and that such notice shall state that, in the Issuers’ discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied (or waived by the Issuers in their sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Issuers in their sole discretion) by the redemption date, or by the redemption date so delayed.
Section 3.05    Deposit of Redemption Price.

At or prior to 10:00 a.m., New York City time, on the redemption date, the Issuers shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest (including Special Interest, if any) on all Notes to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Issuers any money deposited with the Trustee or the Paying Agent by the Issuers in excess of the amounts necessary to pay the redemption price of, and accrued interest (including Special Interest, if any) on, all Notes to be redeemed.
If the Issuers comply with the provisions of the preceding paragraph, on and after the redemption date, interest shall cease to accrue on the Notes or the portions of Notes called for redemption. If a Note is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest (including Special Interest, if any) shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Issuers to comply with the preceding paragraph, interest (including Special Interest, if any) shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in Section 4.01 of the Base Indenture.
Section 3.06    Notes Redeemed in Part.

No Notes of $2,000 principal amount or less shall be redeemed in part. Upon surrender of a Note that is redeemed in part, the Issuers shall issue and, upon the Issuers’ written request, the Trustee shall authenticate for the Holder at the expense of the Issuers a new Note equal in principal amount to the unredeemed portion of the Note surrendered.
Section 3.07    Optional Redemption.

(a)Except as set forth in Section 3.07(c), the Issuers shall not have the option to redeem Notes of a particular series pursuant to this Section 3.07(a) prior to the Par Call Date applicable to such series of Notes. On or after the Par Call Date for the Notes of any series, the Issuers may redeem the Notes of a particular series, in whole or in part, at the Issuers’ option, on at least 30 days, but not more than 60 days, prior notice to the Holders thereof, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the related interest payment date).

(b)[Reserved.]

(c)At any time and from time to time prior to the Par Call Date applicable to such series of Notes, the Issuers may redeem outstanding Notes of such series, in whole or in part, at the Issuers’ option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the Holders thereof, at a redemption price equal to 100% of the principal amount thereof plus the Applicable Premium plus accrued but unpaid interest to, but excluding, the redemption date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the related interest payment date).

(d)[Reserved.]

Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Section 3.01 through 3.06.
Section 3.08    Mandatory Redemption.

Except as otherwise provided in Section 3.10, the Issuers shall not be required to make mandatory redemption payments with respect to the Notes.
Section 3.09    [Reserved.]

Section 3.10    Special Mandatory Redemption.

If a Special Mandatory Redemption Event occurs, then on the fourth business day following such Special Mandatory Redemption Event (the “Special Mandatory Redemption Date”) or as otherwise required by the applicable procedures of DTC, the Issuers shall redeem the Notes (a “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest from the Issue Date or, with respect to each series of Notes, the most recent date on which interest has been paid or duly provided for on such series of Notes, as the case may be, to, but excluding, the Special Mandatory Redemption Date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the related interest payment date). On the Special Mandatory Redemption Date, the Trustee will apply any amounts received by it pursuant to the Escrow Agreement (i) first, to pay the redemption price for the Special Mandatory Redemption of the Notes in satisfaction of the Issuers’ obligations set forth in this Section 3.10 and (ii) second, to pay to the Issuers any remaining amounts.

ARTICLE 4

COVENANTS

With respect to the Notes only, the Issuers hereby agree to expressly subject themselves to the provisions of Article 4 of the Base Indenture.
ARTICLE 5

SUCCESSORS

With respect to the Notes only, the Issuers hereby agree to expressly subject themselves to the provisions of Article 5 of the Base Indenture.
ARTICLE 6

DEFAULTS AND REMEDIES

With respect to the Notes only, the Issuers hereby agree to expressly subject themselves to the provisions of Article 6 of the Base Indenture.
ARTICLE 7

TRUSTEE

With respect to the Notes only, the Issuers hereby agree to expressly subject themselves to the provisions of Article 7 of the Base Indenture.
ARTICLE 8

LEGAL DEFEASANCE AND COVENANT DEFEASANCE

With respect to the Notes only, the Issuers shall apply the provisions of Article 8 of the Base Indenture.
ARTICLE 9

AMENDMENT, SUPPLEMENT AND WAIVER

With respect to the Notes only, the Issuers shall apply the provisions of Article 9 of the Base Indenture.
ARTICLE 10

GUARANTEE

With respect to the Notes only, the following Guarantee is hereby added as Section 10.08 of the Base Indenture.

Section 10.08    Limited Guarantee of the Limited Guarantor.
(a)To the extent that the amount received by the Trustee with respect to a Special Mandatory Redemption is insufficient to pay all amounts due pursuant to Section 3.10, the Limited Guarantor hereby irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, to each Holder and to the Trustee the full and punctual payment when due of any amounts needed to satisfy payments required upon such Special Mandatory Redemption that are in excess of the amount of cash available therefor in the Escrow Accounts (all the foregoing being hereinafter collectively called, the “Limited Guarantee Obligations”).

(b)To the extent applicable, the Limited Guarantor waives presentation to, demand of payment from and protest to the Escrow Issuer of any of the Limited Guarantee Obligations and also waives notice of protest for nonpayment. The Limited Guarantor waives notice of any default under the Notes or the Limited Guarantee Obligations. The obligations of the Limited Guarantor hereunder shall not be affected by (i) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Escrow Issuer or any other Person under the Indenture, the Notes or any other agreement or otherwise; (ii) any extension or renewal of the Indenture, the Notes or any other agreement; (iii) any rescission, waiver, amendment or modification of any of the terms or provisions of the Indenture, the Notes or any other agreement; (iv) the failure of any Holder or Trustee to exercise any right or remedy against any other guarantor of the Limited Guarantee Obligations; or (v) any change in the ownership of the Limited Guarantor.

(c)The Limited Guarantor hereby waives any right to which it may be entitled to have the assets (other than amounts received by the Trustee pursuant to the Escrow Agreement) of the Escrow Issuer first used and depleted as payment of the Escrow Issuer’s obligations hereunder prior to any amounts being claimed from or paid by the Limited Guarantor hereunder. The Limited Guarantor hereby waives any right to which it may be entitled to require that the Escrow Issuer be sued prior to an action being initiated against the Limited Guarantor.

(d)The Limited Guarantor further agrees that its Guarantee herein constitutes a guarantee of payment of the Limited Guarantee Obligations when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Limited Guarantee Obligations other than amounts received by the Trustee in respect thereof pursuant to the Escrow Agreement.

(e)The Guarantee of the Limited Guarantor is equal in right of payment to all existing and future unsubordinated Indebtedness For Borrowed Money of the Limited Guarantor.

(f)The obligations of the Limited Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Limited Guarantee Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Limited Guarantor  herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under the Indenture, the Notes or any other agreement (other than the Escrow Agreement), by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Limited Guarantor or would otherwise operate as a discharge of the Limited Guarantor as a matter of law or equity. Notwithstanding anything contrary in this Supplemental Indenture, the maximum aggregate liability of the Limited Guarantor shall not exceed the amount payable, if any, in satisfaction of the Limited Guarantee Obligations.

(g)The Limited Guarantor agrees that its Guarantee hereunder shall remain in full force and effect until payment in full of all the Limited Guarantee Obligations or the occurrence of the Escrow Release Date.

(h)In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against the Limited Guarantor by virtue hereof, upon the failure of the Escrow Issuer to pay the principal of or interest on any Limited Guarantee Obligations when and as the same shall become due, the Limited Guarantor hereby promises to and shall, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the unpaid Limited Guarantee Obligations.

(i)The Limited Guarantor agrees that it shall not be entitled to any right of subrogation in relation to Holders in respect of the Limited Guarantee Obligations guaranteed hereby until payment in full of the Limited Guarantee Obligations.

ARTICLE 11
[Reserved.]
ARTICLE 12

MISCELLANEOUS

With respect to the Notes only, Section 12.13 of the Base Indenture is hereby replaced with the following:
Section 12.13    Table of Contents, Headings, etc.

The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Supplemental Indenture and the Base Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture or the Base Indenture and shall in no way modify or restrict any of the terms or provisions. Unless otherwise expressly specified, references in this Supplemental Indenture to specific Articles, Sections or clauses refer to Articles, Sections and clauses contained in this Supplemental Indenture, unless such Article, Section or clause is incorporated herein by reference to the Base Indenture or no such Article, Section or clause appears in this Supplemental Indenture, in which case such references refer to the applicable section of the Base Indenture.

With respect to the Notes only, the following Sections 12.16 and 12.17 are hereby added to Article 12 of the Base Indenture:
Section 12.16    Supplemental Indenture Controls.

In case any provision of this Supplemental Indenture conflicts with any provision of the Base Indenture, the provisions of this Supplemental Indenture shall govern and be controlling, solely with respect to the Notes.
Section 12.17    Submission to Jurisdiction.

The parties irrevocably submit to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, City of New York, over any suit, action or proceeding arising out of or relating to this Supplemental Indenture. To the fullest extent permitted by applicable law, the parties irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
ARTICLE 13

SATISFACTION AND DISCHARGE

With respect to the Notes only, the following is hereby added as Sections 13.03 and 13.4 to Article 13 of the Base Indenture:
Section 13.03    Satisfaction and Discharge of Supplemental Indenture

This Supplemental Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Trustee, on demand of and at the expense of the Issuers, shall execute proper instruments acknowledging satisfaction and discharge of this Supplemental Indenture, when
(1)    either
(a)all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuers and thereafter repaid to the Issuers or discharged from such trust) have been delivered to the Trustee for cancellation; or

(b)all such Notes not theretofore delivered to the Trustee for cancellation

(i)have become due and payable, or

(ii)will become due and payable at their Stated Maturity within one year, or

(iii)are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuers, and the Issuers, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest (including Special Interest, if any) to the date of such deposit (in the case of Notes which have become due and payable) or to the maturity or redemption thereof, as the case may be;
(2)    the Issuers have paid or caused to be paid all other sums payable hereunder by the Issuers; and
(3)    the Issuers have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Supplemental Indenture have been complied with.
Notwithstanding the satisfaction and discharge of this Supplemental Indenture pursuant to this Article 13, the obligations of the Issuers to the Trustee under Section 7.07 of the Base Indenture, and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section 13.03, the obligations of the Trustee under Section 13.04 shall survive such satisfaction and discharge.
Section 13.04    Application of Trust Money.

All money deposited with the Trustee pursuant to Section 13.03 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Supplemental Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest (including Special Interest, if any) for whose payment such money has been deposited with the Trustee.
[Signatures on following page]

Dated as of July 23, 2015
CCO Safari II, LLC, as Escrow Issuer

By:	/s/ Thomas M. Degnan_________________
Name: Thomas M. Degnan
Title: Senior Vice President - Finance and Corporate Treasurer

With respect to Section 10.08 only,
CCH II, LLC, as Limited Guarantor

By:	/s/ Thomas M. Degnan_________________
Name: Thomas M. Degnan
Title: Senior Vice President - Finance and Corporate Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Teresa Petta_________________
Name: Teresa Petta
Title: Vice President
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent

By:	/s/ Teresa Petta_________________
Name: Teresa Petta
Title: Vice President

EXHIBIT A-1
[THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]1
[THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE NOTES

__________________________
1    Include Global Note Legend, if applicable.

A-1-1

EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE NOTES EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUERS THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) (A) TO A PERSON WHO IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (D) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUERS SO REQUEST), (II) TO CCO, OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE NOTES EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE NOTE EVIDENCED HEREBY.]2
[THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.]3

__________________________
2    Include Private Placement Legend, if applicable.
3    Include Regulation S Legend, if applicable.

A-1-2

[Face of Note]
CUSIP NO. [
3.579% Senior Secured Notes due 2020
No [   ].
$[        ]

[CCO Safari II, LLC]
[Charter Communications Operating, LLC
and
Charter Communications Operating Capital Corp.]

promise to pay to [ ] or to registered assigns the principal amount of [ ] Dollars on July 23, 2020
Interest Payment Dates: January 23 and July 23
Record Dates: January 8 and July 8
Subject to Restrictions set forth in this Note.

A-1-3

IN WITNESS WHEREOF, [CCO Safari II, LLC has] [the Issuers have] caused this instrument to be duly executed.
Dated: [        ]
[CCO SAFARI II, LLC

By:	________________________________________________
Name:
Title:

By:	________________________________________________
Name:
Title: ]

[CHARTER COMMUNICATIONS
OPERATING LLC,

By:	________________________________________________
Name:
Title:

By:	________________________________________________
Name:
Title:

CHARTER COMMUNICATIONS
OPERATING CAPITAL CORP.

By:	________________________________________________
Name:
Title:

By:	________________________________________________
Name:
Title: ]

A-1-4

Dated: [        ]
This is one of the Notes referred to
in the within-mentioned Supplemental Indenture:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By: __________________________________
Authorized Signatory

A-1-5

[Back of Note]
3.579% Senior Secured Notes due 2020
Capitalized terms used herein shall have the meanings assigned to them in the Supplemental Indenture referred to below unless otherwise indicated. For the purposes of this Note, “Notes” shall refer to the 3.579% Senior Secured Notes due 2020 of the Issuers.
1.    INTEREST. The Issuers promise to pay interest on the principal amount of this Note at the rate of 3.579% per annum from the Issue Date until maturity. The interest rate on the Notes is subject to increase pursuant to the provisions of the Registration Rights Agreement. The Issuers will pay interest semi-annually in arrears on January 23 and July 23 of each year (each an “Interest Payment Date”), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be January 23, 2016. The Issuers shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Code) on overdue principal and premium, if any, from time to time on demand at a rate that is 1.00% per annum in excess of the rate then in effect; they shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Code) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
2.    METHOD OF PAYMENT. The Issuers shall pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders at the close of business on January 8 or July 8 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Supplemental Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Issuers maintained for such purpose within or without the City and State of New York, or, at the option of the Issuers, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Issuers or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
3.    PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Supplemental Indenture, will act as

A-1-6

Paying Agent and Registrar. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.
4.    INDENTURE. The Issuers issued the Notes under an Indenture dated as of July 23, 2015 (the “Base Indenture”), among the CCO Safari II, LLC, Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent, as supplemented by the First Supplemental Indenture dated as of July 23, 2015 (the “Supplemental Indenture”), among CCO Safari II, LLC, CCH II, LLC, as limited guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent. The terms of the Notes include those stated in the Supplemental Indenture and those made part of the Supplemental Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Supplemental Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Supplemental Indenture, the provisions of the Supplemental Indenture shall govern and be controlling.
5.    OPTIONAL REDEMPTION.
(a)    Except as set forth in paragraph 5(b) below, the Issuers shall not have the option to redeem the Notes pursuant to this paragraph 5 prior to June 23, 2020 (the “Par Call Date”). On or after the Par Call Date, the Issuers may redeem the Notes, in whole or in part, at the Issuers’ option, on at least 30 days, but not more than 60 days, prior notice to the Holders thereof, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the related interest payment date).

(b)    At any time and from time to time prior to the Par Call Date, the Issuers may redeem outstanding Notes, in whole or in part, at the Issuers’ option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the Holders thereof, at a redemption price equal to 100% of the principal amount thereof plus the Applicable Premium plus accrued but unpaid interest up to, but excluding, the redemption date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the relate interest payment date).
6.    MANDATORY REDEMPTION. Except as otherwise provided in Paragraph 7 below, the Issuers shall not be required to make mandatory redemption payments with respect to the Notes.
7.    SPECIAL MANDATORY REDEMPTION. If a Special Mandatory Redemption Event occurs, then on the fourth business day following such Special Mandatory Redemption Event (the “Special Mandatory Redemption Date”) or as otherwise required by the applicable procedures of DTC, the Issuers shall redeem the Notes (a “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes, plus

A-1-7

accrued and unpaid interest from the Issue Date or the most recent date on which interest has been paid or duly provided for on the Notes, as the case may be, to, but excluding, the Special Mandatory Redemption Date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the related interest payment date). On the Special Mandatory Redemption Date, the Trustee will apply any amounts received by it pursuant to the Escrow Agreement (i) first, to pay the redemption price for the Special Mandatory Redemption of the Notes in satisfaction of the Issuers’ obligations set forth in this paragraph 7 and (ii) second, to pay to the Issuers any remaining amounts.
8.    [Reserved].
9.    DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Supplemental Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Supplemental Indenture. The Issuers need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuers need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.
10.    PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.
11.    AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Supplemental Indenture, the Intercreditor Agreement, any Note Guarantee, the Security Documents or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Subject to certain exceptions, any existing Default or compliance with any provision of the Supplemental Indenture or the Notes may be waived, including by way of amendment, with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Without the consent of any Holder of a Note, the Issuers, the Note Guarantors and the Trustee may amend or supplement the Supplemental Indenture, the Intercreditor Agreement, any Note Guarantee, any Security Document, or the Notes (i) to cure any ambiguity, omission, mistake, defect or inconsistency, (ii) to provide for the assumption by a successor Person of the obligations of the Issuers or any Note Guarantor under the Supplemental Indenture or the Security Documents, (iii) to provide for uncertificated notes in addition to or in place of certificated notes (provided that the uncertificated notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated notes are described in Section 163(f)(2)(B) of the Code), (iv) to add Guarantees with respect to the Notes or to add additional Collateral to secure the Notes and the Note Guarantees, (v) to add to the covenants of the

A-1-8

Issuers or any Note Guarantor for the benefit of the Holders of the Notes or to surrender any right or power conferred upon the Issuers or any Note Guarantor, (vi) make any change that would provide any additional rights or benefits to Holders or that does not adversely affect the legal rights under this Supplemental Indenture of any such Holder, (vii) to conform the text of the Supplemental Indenture, the Notes, any Note Guarantee, the Intercreditor Agreement or any Security Document to any provision under the heading “Description of Notes” in the Offering Circular, (viii) to make any amendment to the provisions of the Supplemental Indenture relating to the transfer and legending of notes; provided, however, that (a) compliance with the Indenture as so amended would not result in notes being transferred in violation of the Securities Act or any other applicable securities law and (b) such amendment does not materially and adversely affect the rights of Holders to transfer notes; (ix) to release Collateral from the Lien under the Security Document when permitted or required by the Security Documents, the Supplemental Indenture or the Intercreditor Agreement, (x) to evidence and provide for the acceptance and appointment under the Supplemental Indenture of a successor Trustee or Collateral Agent thereunder pursuant to the requirements thereof, (xi) to issue Exchange Notes and related Note Guarantees as provided for in the Registration Rights Agreement relating to the Notes or (xii) to release a Note Guarantor pursuant to the terms of Article X of the Indenture.
12.    DEFAULTS AND REMEDIES. Each of the following is an Event of Default: (i) default for 30 consecutive days in the payment when due of interest on the Notes, (ii) default in payment when due of the principal of or premium, if any, on the Notes when due at maturity, upon optional redemption, upon required purchase, upon declaration of acceleration or otherwise, (iii) the failure by the Issuers or any Note Guarantor to comply for 90 days after notice with its covenants or other agreements (other than those described in the immediately preceding clauses (i) and (ii) above), provided that a default under this clause (iii) will not constitute an Event of Default with respect to the Notes until the Trustee or the Holders of 30% in principal amount of the outstanding Notes notify the Issuers of the default and the Issuers do not cure such default within the time specified after receipt of such notice, (iv) (I) the Issuers or any Subsidiary Guarantor that is a Significant Subsidiary pursuant to or within the meaning of the Bankruptcy Code: (a) commences a voluntary case, (b) consents to the entry of an order for relief against it in an involuntary case, (c) consents to the appointment of a custodian of it or for all or substantially all of its property, or (d) makes a general assignment for the benefit of its creditors; or (II) a court of competent jurisdiction enters an order or decree under the Bankruptcy Code that (a) is for relief against the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary in an involuntary case; (b) appoints a custodian of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary or for all or substantially all of the property of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary; or (c) orders the liquidation of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary, and the order or decree remains unstayed and in effect for 60 consecutive days; (v) any Note Guarantee of any Subsidiary Guarantor that is a Significant Subsidiary (or Note Guarantees of any group of Subsidiary Guarantors that, taken together, would constitute a Significant Subsidiary) ceases to be in full force and effect (other than in accordance with the terms of such Note Guarantee and/or this Indenture) or any Note Guarantor denies or disaffirms its obligations under its Note Guarantee; and (vi) a material portion of the Collateral ceases to be subject to the Liens of the Security Documents (other than in accordance with the

A-1-9

terms of this Indenture and the Security Documents) or any Issuer or Subsidiary Guarantor denies or disaffirms its obligations under the Security Documents to which it is party.
In the case of an Event of Default arising from (vi) above with respect to the Issuers, all outstanding Notes shall ipso facto become due and payable immediately without any declaration or other act on the part of the Trustee or any Holders of the Notes.
If any other Event of Default with respect to the Notes occurs and is continuing, the Trustee by notice to the Issuers or the Holders of at least 30% in principal amount of the then outstanding Notes by notice to the Issuers and the Trustee may declare the Notes to be due and payable immediately.
The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences with respect to such Notes if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except non-payment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived.
13.    TRUSTEE DEALINGS WITH ISSUERS. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for any Issuer or its Affiliates, and may otherwise deal with any Issuer or its Affiliates, as if it were not the Trustee.
14.    NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator, member or stockholder of the Issuers, as such, shall not have any liability for any obligations of the Issuers under the Notes or the Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.
15.    GOVERNING LAW. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS NOTE AND THE SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO THE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AND THE HOLDERS AGREE TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.
16.    AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.
17.    ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

A-1-10

18.    ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the Supplemental Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement.
19.    CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
The Issuers will furnish to any Holder upon written request and without charge a copy of the Supplemental Indenture, the Base Indenture and/or the Registration Rights Agreement, as applicable. Requests may be made to the Issuers:
c/o Charter Communications, Inc.
400 Atlantic Street, 10th Floor
Stamford, Connecticut 06901
Attention: Corporate Secretary
Telecopier No.: (314) 965-6440

A-1-11

ASSIGNMENT FORM
To assign this Note, fill in the form below:
(i) or (we) assign and transfer this Note to: _____________________________________
(Insert assignee’s legal name)
________________________________________________________________________
(Insert assignee’s soc. sec. or tax I.D. no.)
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
(Print or type assignee’s name, address and zip code)
and irrevocably appoint ________________________________________________ to transfer this Note on the books of the Issuers. The agent may substitute another to act for him.
Date:______________________________
Your Signature:_____________________________________________________
(Sign exactly as your name appears on the face of this Note)
Signature Guarantee*:________________________________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

A-1-12

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*
The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee or Note Custodian

A-1-13

EXHIBIT A-2
[THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]4
[THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE NOTES

__________________________
1    Include Global Note Legend, if applicable.

A-2-1

EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE NOTES EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUERS THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) (A) TO A PERSON WHO IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (D) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUERS SO REQUEST), (II) TO CCO, OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE NOTES EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE NOTE EVIDENCED HEREBY.]5
[THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.]6

__________________________
5    Include Private Placement Legend, if applicable.
6    Include Regulation S Legend, if applicable.

A-2-2

[Face of Note]
CUSIP NO. [        ]
4.464% Senior Secured Notes due 2022

No [   ].

$[        ]

[CCO Safari II, LLC]
[Charter Communications Operating, LLC
and
Charter Communications Operating Capital Corp.]

promise to pay to [ ] or to registered assigns the principal amount of [ ] Dollars on July 23, 2022
Interest Payment Dates: January 23 and July 23
Record Dates: January 8 and July 8
Subject to Restrictions set forth in this Note.

A-2-3

IN WITNESS WHEREOF, [CCO Safari II, LLC has] [the Issuers have] caused this instrument to be duly executed.
Dated: [        ]
[CCO SAFARI II, LLC

By:	________________________________________________
Name:
Title:

By:	________________________________________________
Name:
Title: ]

[CHARTER COMMUNICATIONS
OPERATING LLC,

By:	________________________________________________
Name:
Title:

By:	________________________________________________
Name:
Title:

CHARTER COMMUNICATIONS
OPERATING CAPITAL CORP.

By:	________________________________________________
Name:
Title:

By:	________________________________________________
Name:
Title: ]

A-2-4

Dated: [        ]

This is one of the Notes referred to
in the within-mentioned Supplemental Indenture:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By: __________________________________
Authorized Signatory

A-2-5

[Back of Note]
4.464% Senior Secured Notes due 2022
Capitalized terms used herein shall have the meanings assigned to them in the Supplemental Indenture referred to below unless otherwise indicated. For the purposes of this Note, “Notes” shall refer to the 4.464% Senior Secured Notes due 2022 of the Issuers.
1.    INTEREST. The Issuers promise to pay interest on the principal amount of this Note at the rate of 4.464% per annum from the Issue Date until maturity. The interest rate on the Notes is subject to increase pursuant to the provisions of the Registration Rights Agreement. The Issuers will pay interest semi-annually in arrears on January 23 and July 23 of each year (each an “Interest Payment Date”), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be January 23, 2016. The Issuers shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Code) on overdue principal and premium, if any, from time to time on demand at a rate that is 1.00% per annum in excess of the rate then in effect; they shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Code) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
2.    METHOD OF PAYMENT. The Issuers shall pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders at the close of business on January 8 or July 8 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Supplemental Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Issuers maintained for such purpose within or without the City and State of New York, or, at the option of the Issuers, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Issuers or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
3.    PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Supplemental Indenture, will act as Paying Agent

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and Registrar. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.
4.    INDENTURE. The Issuers issued the Notes under an Indenture dated as of July 23, 2015 (the “Base Indenture”), among the CCO Safari II, LLC, Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent, as supplemented by the First Supplemental Indenture dated as of July 23, 2015 (the “Supplemental Indenture”), among CCO Safari II, LLC, CCH II, LLC, as limited guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent. The terms of the Notes include those stated in the Supplemental Indenture and those made part of the Supplemental Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Supplemental Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Supplemental Indenture, the provisions of the Supplemental Indenture shall govern and be controlling.
5.    OPTIONAL REDEMPTION.
(a)    Except as set forth in paragraph 5(b) below, the Issuers shall not have the option to redeem the Notes pursuant to this paragraph 5 prior to May 23, 2022 (the “Par Call Date”). On or after the Par Call Date, the Issuers may redeem the Notes, in whole or in part, at the Issuers’ option, on at least 30 days, but not more than 60 days, prior notice to the Holders thereof, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the related interest payment date).
(b)    At any time and from time to time prior to the Par Call Date, the Issuers may redeem outstanding Notes, in whole or in part, at the Issuers’ option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the Holders thereof, at a redemption price equal to 100% of the principal amount thereof plus the Applicable Premium plus accrued but unpaid interest up to, but excluding, the redemption date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the relate interest payment date).
6.    MANDATORY REDEMPTION. Except as otherwise provided in Paragraph 7 below, the Issuers shall not be required to make mandatory redemption payments with respect to the Notes.
7.    SPECIAL MANDATORY REDEMPTION. If a Special Mandatory Redemption Event occurs, then on the fourth business day following such Special Mandatory Redemption Event (the “Special Mandatory Redemption Date”) or as otherwise required by the applicable procedures of DTC, the Issuers shall redeem the Notes (a “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest from the Issue Date or the most recent date on which interest has been paid or

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duly provided for on the Notes, as the case may be, to, but excluding, the Special Mandatory Redemption Date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the related interest payment date). On the Special Mandatory Redemption Date, the Trustee will apply any amounts received by it pursuant to the Escrow Agreement (i) first, to pay the redemption price for the Special Mandatory Redemption of the Notes in satisfaction of the Issuers’ obligations set forth in this paragraph 7 and (ii) second, to pay to the Issuers any remaining amounts.
8.    [Reserved].
9.    DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Supplemental Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Supplemental Indenture. The Issuers need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuers need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.
10.    PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.
11.    AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Supplemental Indenture, the Intercreditor Agreement, any Note Guarantee, the Security Documents or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Subject to certain exceptions, any existing Default or compliance with any provision of the Supplemental Indenture or the Notes may be waived, including by way of amendment, with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Without the consent of any Holder of a Note, the Issuers, the Note Guarantors and the Trustee may amend or supplement the Supplemental Indenture, the Intercreditor Agreement, any Note Guarantee, any Security Document, or the Notes (i) to cure any ambiguity, omission, mistake, defect or inconsistency, (ii) to provide for the assumption by a successor Person of the obligations of the Issuers or any Note Guarantor under the Supplemental Indenture or the Security Documents, (iii) to provide for uncertificated notes in addition to or in place of certificated notes (provided that the uncertificated notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated notes are described in Section 163(f)(2)(B) of the Code), (iv) to add Guarantees with respect to the Notes or to add additional Collateral to secure the Notes and the Note Guarantees, (v) to add to the covenants of the Issuers or any Note Guarantor for the benefit of the Holders of the Notes or to surrender any right or power

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conferred upon the Issuers or any Note Guarantor, (vi) make any change that would provide any additional rights or benefits to Holders or that does not adversely affect the legal rights under this Supplemental Indenture of any such Holder, (vii) to conform the text of the Supplemental Indenture, the Notes, any Note Guarantee, the Intercreditor Agreement or any Security Document to any provision under the heading “Description of Notes” in the Offering Circular, (viii) to make any amendment to the provisions of the Supplemental Indenture relating to the transfer and legending of notes; provided, however, that (a) compliance with the Indenture as so amended would not result in notes being transferred in violation of the Securities Act or any other applicable securities law and (b) such amendment does not materially and adversely affect the rights of Holders to transfer notes; (ix) to release Collateral from the Lien under the Security Document when permitted or required by the Security Documents, the Supplemental Indenture or the Intercreditor Agreement, (x) to evidence and provide for the acceptance and appointment under the Supplemental Indenture of a successor Trustee or Collateral Agent thereunder pursuant to the requirements thereof, (xi) to issue Exchange Notes and related Note Guarantees as provided for in the Registration Rights Agreement relating to the Notes or (xii) to release a Note Guarantor pursuant to the terms of Article X of the Indenture.
12.    DEFAULTS AND REMEDIES. Each of the following is an Event of Default: (i) default for 30 consecutive days in the payment when due of interest on the Notes, (ii) default in payment when due of the principal of or premium, if any, on the Notes when due at maturity, upon optional redemption, upon required purchase, upon declaration of acceleration or otherwise, (iii) the failure by the Issuers or any Note Guarantor to comply for 90 days after notice with its covenants or other agreements (other than those described in the immediately preceding clauses (i) and (ii) above), provided that a default under this clause (iii) will not constitute an Event of Default with respect to the Notes until the Trustee or the Holders of 30% in principal amount of the outstanding Notes notify the Issuers of the default and the Issuers do not cure such default within the time specified after receipt of such notice, (iv) (I) the Issuers or any Subsidiary Guarantor that is a Significant Subsidiary pursuant to or within the meaning of the Bankruptcy Code: (a) commences a voluntary case, (b) consents to the entry of an order for relief against it in an involuntary case, (c) consents to the appointment of a custodian of it or for all or substantially all of its property, or (d) makes a general assignment for the benefit of its creditors; or (II) a court of competent jurisdiction enters an order or decree under the Bankruptcy Code that (a) is for relief against the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary in an involuntary case; (b) appoints a custodian of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary or for all or substantially all of the property of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary; or (c) orders the liquidation of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary, and the order or decree remains unstayed and in effect for 60 consecutive days; (v) any Note Guarantee of any Subsidiary Guarantor that is a Significant Subsidiary (or Note Guarantees of any group of Subsidiary Guarantors that, taken together, would constitute a Significant Subsidiary) ceases to be in full force and effect (other than in accordance with the terms of such Note Guarantee and/or this Indenture) or any Note Guarantor denies or disaffirms its obligations under its Note Guarantee; and (vi) a material portion of the Collateral ceases to be subject to the Liens of the Security Documents (other than in accordance with the terms of this Indenture and the

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Security Documents) or any Issuer or Subsidiary Guarantor denies or disaffirms its obligations under the Security Documents to which it is party.
In the case of an Event of Default arising from (vi) above with respect to the Issuers, all outstanding Notes shall ipso facto become due and payable immediately without any declaration or other act on the part of the Trustee or any Holders of the Notes.
If any other Event of Default with respect to the Notes occurs and is continuing, the Trustee by notice to the Issuers or the Holders of at least 30% in principal amount of the then outstanding Notes by notice to the Issuers and the Trustee may declare the Notes to be due and payable immediately.
The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences with respect to such Notes if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except non-payment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived.
13.    TRUSTEE DEALINGS WITH ISSUERS. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for any Issuer or its Affiliates, and may otherwise deal with any Issuer or its Affiliates, as if it were not the Trustee.
14.    NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator, member or stockholder of the Issuers, as such, shall not have any liability for any obligations of the Issuers under the Notes or the Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.
15.    GOVERNING LAW. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS NOTE AND THE SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO THE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AND THE HOLDERS AGREE TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.
16.    AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.
17.    ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

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18.    ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the Supplemental Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement.
19.    CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
The Issuers will furnish to any Holder upon written request and without charge a copy of the Supplemental Indenture, the Base Indenture and/or the Registration Rights Agreement, as applicable. Requests may be made to the Issuers:
c/o Charter Communications, Inc.
400 Atlantic Street, 10th Floor
Stamford, Connecticut 06901
Attention: Corporate Secretary
Telecopier No.: (314) 965-6440

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ASSIGNMENT FORM
To assign this Note, fill in the form below:
(i) or (we) assign and transfer this Note to: _____________________________________
(Insert assignee’s legal name)
________________________________________________________________________
(Insert assignee’s soc. sec. or tax I.D. no.)
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
(Print or type assignee’s name, address and zip code)
and irrevocably appoint ________________________________________________ to transfer this Note on the books of the Issuers. The agent may substitute another to act for him.
Date:______________________________
Your Signature:_____________________________________________________
(Sign exactly as your name appears on the face of this Note)
Signature Guarantee*:________________________________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*
The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee or Note Custodian

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EXHIBIT A-3
[THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]7
[THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE NOTES EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY

__________________________
7    Include Global Note Legend, if applicable.

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BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE NOTES EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUERS THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) (A) TO A PERSON WHO IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (D) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUERS SO REQUEST), (II) TO CCO, OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE NOTES EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE NOTE EVIDENCED HEREBY.]8
[THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.]9

__________________________
8    Include Private Placement Legend, if applicable.
9    Include Regulation S Legend, if applicable.

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[Face of Note]
CUSIP NO. [        ]

4.908% Senior Secured Notes due 2025

No [   ].

$[        ]

[CCO Safari II, LLC]
[Charter Communications Operating, LLC
and
Charter Communications Operating Capital Corp.]

promise to pay to [ ] or to registered assigns the principal amount of [ ] Dollars on July 23, 2025
Interest Payment Dates: January 23 and July 23
Record Dates: January 8 and July 8
Subject to Restrictions set forth in this Note.

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IN WITNESS WHEREOF, [CCO Safari II, LLC has] [the Issuers have] caused this instrument to be duly executed.
Dated: [        ]
[CCO SAFARI II, LLC

By:	________________________________________________
Name:
Title:

By:	________________________________________________
Name:
Title: ]

[CHARTER COMMUNICATIONS
OPERATING LLC,

By:	________________________________________________
Name:
Title:

By:	________________________________________________
Name:
Title:

CHARTER COMMUNICATIONS
OPERATING CAPITAL CORP.

By:	________________________________________________
Name:
Title:

By:	________________________________________________
Name:
Title: ]

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Dated: [        ]
This is one of the Notes referred to
in the within-mentioned Supplemental Indenture:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By: __________________________________
Authorized Signatory

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[Back of Note]
4.908% Senior Secured Notes due 2025
Capitalized terms used herein shall have the meanings assigned to them in the Supplemental Indenture referred to below unless otherwise indicated. For the purposes of this Note, “Notes” shall refer to the 4.908% Senior Secured Notes due 2025 of the Issuers.
1.    INTEREST. The Issuers promise to pay interest on the principal amount of this Note at the rate of 4.908% per annum from the Issue Date until maturity. The interest rate on the Notes is subject to increase pursuant to the provisions of the Registration Rights Agreement. The Issuers will pay interest semi-annually in arrears on January 23 and July 23 of each year (each an “Interest Payment Date”), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be January 23, 2016. The Issuers shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Code) on overdue principal and premium, if any, from time to time on demand at a rate that is 1.00% per annum in excess of the rate then in effect; they shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Code) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
2.    METHOD OF PAYMENT. The Issuers shall pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders at the close of business on January 8 or July 8 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Supplemental Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Issuers maintained for such purpose within or without the City and State of New York, or, at the option of the Issuers, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Issuers or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
3.    PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Supplemental Indenture, will act as Paying Agent

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and Registrar. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.
4.    INDENTURE. The Issuers issued the Notes under an Indenture dated as of July 23, 2015 (the “Base Indenture”), among the CCO Safari II, LLC, Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent, as supplemented by the First Supplemental Indenture dated as of July 23, 2015 (the “Supplemental Indenture”), among CCO Safari II, LLC, CCH II, LLC, as limited guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent. The terms of the Notes include those stated in the Supplemental Indenture and those made part of the Supplemental Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Supplemental Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Supplemental Indenture, the provisions of the Supplemental Indenture shall govern and be controlling.
5.    OPTIONAL REDEMPTION.
(a)    Except as set forth in paragraph 5(b) below, the Issuers shall not have the option to redeem the Notes pursuant to this paragraph 5 prior to April 23, 2025 (the “Par Call Date”). On or after the Par Call Date, the Issuers may redeem the Notes, in whole or in part, at the Issuers’ option, on at least 30 days, but not more than 60 days, prior notice to the Holders thereof, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the related interest payment date).

(b)    At any time and from time to time prior to the Par Call Date, the Issuers may redeem outstanding Notes, in whole or in part, at the Issuers’ option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the Holders thereof, at a redemption price equal to 100% of the principal amount thereof plus the Applicable Premium plus accrued but unpaid interest up to, but excluding, the redemption date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the relate interest payment date).
6.    MANDATORY REDEMPTION. Except as otherwise provided in Paragraph 7 below, the Issuers shall not be required to make mandatory redemption payments with respect to the Notes.
7.    SPECIAL MANDATORY REDEMPTION. If a Special Mandatory Redemption Event occurs, then on the fourth business day following such Special Mandatory Redemption Event (the “Special Mandatory Redemption Date”) or as otherwise required by the applicable procedures of DTC, the Issuers shall redeem the Notes (a “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes, plus accrued and

A-3-7

unpaid interest from the Issue Date or the most recent date on which interest has been paid or duly provided for on the Notes, as the case may be, to, but excluding, the Special Mandatory Redemption Date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the related interest payment date). On the Special Mandatory Redemption Date, the Trustee will apply any amounts received by it pursuant to the Escrow Agreement (i) first, to pay the redemption price for the Special Mandatory Redemption of the Notes in satisfaction of the Issuers’ obligations set forth in this paragraph 7 and (ii) second, to pay to the Issuers any remaining amounts.
8.    [Reserved].
9.    DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Supplemental Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Supplemental Indenture. The Issuers need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuers need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.
10.    PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.
11.    AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Supplemental Indenture, the Intercreditor Agreement, any Note Guarantee, the Security Documents or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Subject to certain exceptions, any existing Default or compliance with any provision of the Supplemental Indenture or the Notes may be waived, including by way of amendment, with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Without the consent of any Holder of a Note, the Issuers, the Note Guarantors and the Trustee may amend or supplement the Supplemental Indenture, the Intercreditor Agreement, any Note Guarantee, any Security Document, or the Notes (i) to cure any ambiguity, omission, mistake, defect or inconsistency, (ii) to provide for the assumption by a successor Person of the obligations of the Issuers or any Note Guarantor under the Supplemental Indenture or the Security Documents, (iii) to provide for uncertificated notes in addition to or in place of certificated notes (provided that the uncertificated notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated notes are described in Section 163(f)(2)(B) of the Code), (iv) to add Guarantees with respect to the Notes or to add additional Collateral to secure the Notes and the Note Guarantees, (v) to add to the covenants of the Issuers or any

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Note Guarantor for the benefit of the Holders of the Notes or to surrender any right or power conferred upon the Issuers or any Note Guarantor, (vi) make any change that would provide any additional rights or benefits to Holders or that does not adversely affect the legal rights under this Supplemental Indenture of any such Holder, (vii) to conform the text of the Supplemental Indenture, the Notes, any Note Guarantee, the Intercreditor Agreement or any Security Document to any provision under the heading “Description of Notes” in the Offering Circular, (viii) to make any amendment to the provisions of the Supplemental Indenture relating to the transfer and legending of notes; provided, however, that (a) compliance with the Indenture as so amended would not result in notes being transferred in violation of the Securities Act or any other applicable securities law and (b) such amendment does not materially and adversely affect the rights of Holders to transfer notes; (ix) to release Collateral from the Lien under the Security Document when permitted or required by the Security Documents, the Supplemental Indenture or the Intercreditor Agreement, (x) to evidence and provide for the acceptance and appointment under the Supplemental Indenture of a successor Trustee or Collateral Agent thereunder pursuant to the requirements thereof, (xi) to issue Exchange Notes and related Note Guarantees as provided for in the Registration Rights Agreement relating to the Notes or (xii) to release a Note Guarantor pursuant to the terms of Article X of the Indenture.
12.    DEFAULTS AND REMEDIES. Each of the following is an Event of Default: (i) default for 30 consecutive days in the payment when due of interest on the Notes, (ii) default in payment when due of the principal of or premium, if any, on the Notes when due at maturity, upon optional redemption, upon required purchase, upon declaration of acceleration or otherwise, (iii) the failure by the Issuers or any Note Guarantor to comply for 90 days after notice with its covenants or other agreements (other than those described in the immediately preceding clauses (i) and (ii) above), provided that a default under this clause (iii) will not constitute an Event of Default with respect to the Notes until the Trustee or the Holders of 30% in principal amount of the outstanding Notes notify the Issuers of the default and the Issuers do not cure such default within the time specified after receipt of such notice, (iv) (I) the Issuers or any Subsidiary Guarantor that is a Significant Subsidiary pursuant to or within the meaning of the Bankruptcy Code: (a) commences a voluntary case, (b) consents to the entry of an order for relief against it in an involuntary case, (c) consents to the appointment of a custodian of it or for all or substantially all of its property, or (d) makes a general assignment for the benefit of its creditors; or (II) a court of competent jurisdiction enters an order or decree under the Bankruptcy Code that (a) is for relief against the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary in an involuntary case; (b) appoints a custodian of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary or for all or substantially all of the property of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary; or (c) orders the liquidation of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary, and the order or decree remains unstayed and in effect for 60 consecutive days; (v) any Note Guarantee of any Subsidiary Guarantor that is a Significant Subsidiary (or Note Guarantees of any group of Subsidiary Guarantors that, taken together, would constitute a Significant Subsidiary) ceases to be in full force and effect (other than in accordance with the terms of such Note Guarantee and/or this Indenture) or any Note Guarantor denies or disaffirms its obligations under its Note Guarantee; and (vi) a material portion of the Collateral ceases to be subject to the Liens of the Security Documents (other than in accordance with the terms of this Indenture and the

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Security Documents) or any Issuer or Subsidiary Guarantor denies or disaffirms its obligations under the Security Documents to which it is party.
In the case of an Event of Default arising from (vi) above with respect to the Issuers, all outstanding Notes shall ipso facto become due and payable immediately without any declaration or other act on the part of the Trustee or any Holders of the Notes.
If any other Event of Default with respect to the Notes occurs and is continuing, the Trustee by notice to the Issuers or the Holders of at least 30% in principal amount of the then outstanding Notes by notice to the Issuers and the Trustee may declare the Notes to be due and payable immediately.
The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences with respect to such Notes if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except non-payment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived.
13.    TRUSTEE DEALINGS WITH ISSUERS. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for any Issuer or its Affiliates, and may otherwise deal with any Issuer or its Affiliates, as if it were not the Trustee.
14.    NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator, member or stockholder of the Issuers, as such, shall not have any liability for any obligations of the Issuers under the Notes or the Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.
15.    GOVERNING LAW. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS NOTE AND THE SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO THE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AND THE HOLDERS AGREE TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.
16.    AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.
17.    ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

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18.    ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the Supplemental Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement.
19.    CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
The Issuers will furnish to any Holder upon written request and without charge a copy of the Supplemental Indenture, the Base Indenture and/or the Registration Rights Agreement, as applicable. Requests may be made to the Issuers:
c/o Charter Communications, Inc.
400 Atlantic Street, 10th Floor
Stamford, Connecticut 06901
Attention: Corporate Secretary
Telecopier No.: (314) 965-6440

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ASSIGNMENT FORM
To assign this Note, fill in the form below:
(i) or (we) assign and transfer this Note to: _____________________________________
(Insert assignee’s legal name)
________________________________________________________________________
(Insert assignee’s soc. sec. or tax I.D. no.)
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
(Print or type assignee’s name, address and zip code)
and irrevocably appoint ________________________________________________ to transfer this Note on the books of the Issuers. The agent may substitute another to act for him.
Date:______________________________
Your Signature:_____________________________________________________
(Sign exactly as your name appears on the face of this Note)
Signature Guarantee*:________________________________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*
The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee or Note Custodian

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EXHIBIT A-4
[THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]10
[THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE NOTES EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY

__________________________
10    Include Global Note Legend, if applicable.

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BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE NOTES EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUERS THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) (A) TO A PERSON WHO IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (D) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUERS SO REQUEST), (II) TO CCO, OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE NOTES EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE NOTE EVIDENCED HEREBY.]11
[THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.]12

__________________________
11    Include Private Placement Legend, if applicable.
12    Include Regulation S Legend, if applicable.

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[Face of Note]
CUSIP NO. [        ]

6.384% Senior Secured Notes due 2035

No [   ].

$[        ]

[CCO Safari II, LLC]
[Charter Communications Operating, LLC
and
Charter Communications Operating Capital Corp.]

promise to pay to [ ] or to registered assigns the principal amount of [ ] Dollars on October 23, 2035
Interest Payment Dates: April 23 and October 23
Record Dates: April 8 and October 8
Subject to Restrictions set forth in this Note.

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IN WITNESS WHEREOF, [CCO Safari II, LLC has] [the Issuers have] caused this instrument to be duly executed.
Dated: [        ]
[CCO SAFARI II, LLC

By:	________________________________________________
Name:
Title:

By:	________________________________________________
Name:
Title: ]

[CHARTER COMMUNICATIONS
OPERATING LLC,

By:	________________________________________________
Name:
Title:

By:	________________________________________________
Name:
Title:

CHARTER COMMUNICATIONS
OPERATING CAPITAL CORP.

By:	________________________________________________
Name:
Title:

By:	________________________________________________
Name:
Title: ]

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Dated: [        ]
This is one of the Notes referred to
in the within-mentioned Supplemental Indenture:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By: __________________________________
Authorized Signatory

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[Back of Note]
6.384% Senior Secured Notes due 2035
Capitalized terms used herein shall have the meanings assigned to them in the Supplemental Indenture referred to below unless otherwise indicated. For the purposes of this Note, “Notes” shall refer to the 6.384% Senior Secured Notes due 2035 of the Issuers.
1.    INTEREST. The Issuers promise to pay interest on the principal amount of this Note at the rate of 6.384% per annum from the Issue Date until maturity. The interest rate on the Notes is subject to increase pursuant to the provisions of the Registration Rights Agreement. The Issuers will pay interest semi-annually in arrears on April 23 and October 23 of each year (each an “Interest Payment Date”), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be October 23, 2015. The Issuers shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Code) on overdue principal and premium, if any, from time to time on demand at a rate that is 1.00% per annum in excess of the rate then in effect; they shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Code) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
2.    METHOD OF PAYMENT. The Issuers shall pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders at the close of business on April 8 or October 8 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Supplemental Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Issuers maintained for such purpose within or without the City and State of New York, or, at the option of the Issuers, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Issuers or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
3.    PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Supplemental Indenture, will act as Paying Agent

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and Registrar. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.
4.    INDENTURE. The Issuers issued the Notes under an Indenture dated as of July 23, 2015 (the “Base Indenture”), among the CCO Safari II, LLC, Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent, as supplemented by the First Supplemental Indenture dated as of July 23, 2015 (the “Supplemental Indenture”), among CCO Safari II, LLC, CCH II, LLC, as limited guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent. The terms of the Notes include those stated in the Supplemental Indenture and those made part of the Supplemental Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Supplemental Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Supplemental Indenture, the provisions of the Supplemental Indenture shall govern and be controlling.
5.    OPTIONAL REDEMPTION.
(a)    Except as set forth in paragraph 5(b) below, the Issuers shall not have the option to redeem the Notes pursuant to this paragraph 5 prior to April 23, 2035 (the “Par Call Date”). On or after the Par Call Date, the Issuers may redeem the Notes, in whole or in part, at the Issuers’ option, on at least 30 days, but not more than 60 days, prior notice to the Holders thereof, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the related interest payment date).

(b)    At any time and from time to time prior to the Par Call Date, the Issuers may redeem outstanding Notes, in whole or in part, at the Issuers’ option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the Holders thereof, at a redemption price equal to 100% of the principal amount thereof plus the Applicable Premium plus accrued but unpaid interest up to, but excluding, the redemption date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the relate interest payment date).
6.    MANDATORY REDEMPTION. Except as otherwise provided in Paragraph 7 below, the Issuers shall not be required to make mandatory redemption payments with respect to the Notes.
7.    SPECIAL MANDATORY REDEMPTION. If a Special Mandatory Redemption Event occurs, then on the fourth business day following such Special Mandatory Redemption Event (the “Special Mandatory Redemption Date”) or as otherwise required by the applicable procedures of DTC, the Issuers shall redeem the Notes (a “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes, plus accrued and

A-4-7

unpaid interest from the Issue Date or the most recent date on which interest has been paid or duly provided for on the Notes, as the case may be, to, but excluding, the Special Mandatory Redemption Date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the related interest payment date). On the Special Mandatory Redemption Date, the Trustee will apply any amounts received by it pursuant to the Escrow Agreement (i) first, to pay the redemption price for the Special Mandatory Redemption of the Notes in satisfaction of the Issuers’ obligations set forth in this paragraph 7 and (ii) second, to pay to the Issuers any remaining amounts.
8.    [Reserved].
9.    DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Supplemental Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Supplemental Indenture. The Issuers need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuers need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.
10.    PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.
11.    AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Supplemental Indenture, the Intercreditor Agreement, any Note Guarantee, the Security Documents or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Subject to certain exceptions, any existing Default or compliance with any provision of the Supplemental Indenture or the Notes may be waived, including by way of amendment, with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Without the consent of any Holder of a Note, the Issuers, the Note Guarantors and the Trustee may amend or supplement the Supplemental Indenture, the Intercreditor Agreement, any Note Guarantee, any Security Document, or the Notes (i) to cure any ambiguity, omission, mistake, defect or inconsistency, (ii) to provide for the assumption by a successor Person of the obligations of the Issuers or any Note Guarantor under the Supplemental Indenture or the Security Documents, (iii) to provide for uncertificated notes in addition to or in place of certificated notes (provided that the uncertificated notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated notes are described in Section 163(f)(2)(B) of the Code), (iv) to add Guarantees with respect to the Notes or to add additional Collateral to secure the Notes and the Note Guarantees, (v) to add to the covenants of the Issuers or any

A-4-8

Note Guarantor for the benefit of the Holders of the Notes or to surrender any right or power conferred upon the Issuers or any Note Guarantor, (vi) make any change that would provide any additional rights or benefits to Holders or that does not adversely affect the legal rights under this Supplemental Indenture of any such Holder, (vii) to conform the text of the Supplemental Indenture, the Notes, any Note Guarantee, the Intercreditor Agreement or any Security Document to any provision under the heading “Description of Notes” in the Offering Circular, (viii) to make any amendment to the provisions of the Supplemental Indenture relating to the transfer and legending of notes; provided, however, that (a) compliance with the Indenture as so amended would not result in notes being transferred in violation of the Securities Act or any other applicable securities law and (b) such amendment does not materially and adversely affect the rights of Holders to transfer notes; (ix) to release Collateral from the Lien under the Security Document when permitted or required by the Security Documents, the Supplemental Indenture or the Intercreditor Agreement, (x) to evidence and provide for the acceptance and appointment under the Supplemental Indenture of a successor Trustee or Collateral Agent thereunder pursuant to the requirements thereof, (xi) to issue Exchange Notes and related Note Guarantees as provided for in the Registration Rights Agreement relating to the Notes or (xii) to release a Note Guarantor pursuant to the terms of Article X of the Indenture.
12.    DEFAULTS AND REMEDIES. Each of the following is an Event of Default: (i) default for 30 consecutive days in the payment when due of interest on the Notes, (ii) default in payment when due of the principal of or premium, if any, on the Notes when due at maturity, upon optional redemption, upon required purchase, upon declaration of acceleration or otherwise, (iii) the failure by the Issuers or any Note Guarantor to comply for 90 days after notice with its covenants or other agreements (other than those described in the immediately preceding clauses (i) and (ii) above), provided that a default under this clause (iii) will not constitute an Event of Default with respect to the Notes until the Trustee or the Holders of 30% in principal amount of the outstanding Notes notify the Issuers of the default and the Issuers do not cure such default within the time specified after receipt of such notice, (iv) (I) the Issuers or any Subsidiary Guarantor that is a Significant Subsidiary pursuant to or within the meaning of the Bankruptcy Code: (a) commences a voluntary case, (b) consents to the entry of an order for relief against it in an involuntary case, (c) consents to the appointment of a custodian of it or for all or substantially all of its property, or (d) makes a general assignment for the benefit of its creditors; or (II) a court of competent jurisdiction enters an order or decree under the Bankruptcy Code that (a) is for relief against the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary in an involuntary case; (b) appoints a custodian of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary or for all or substantially all of the property of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary; or (c) orders the liquidation of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary, and the order or decree remains unstayed and in effect for 60 consecutive days; (v) any Note Guarantee of any Subsidiary Guarantor that is a Significant Subsidiary (or Note Guarantees of any group of Subsidiary Guarantors that, taken together, would constitute a Significant Subsidiary) ceases to be in full force and effect (other than in accordance with the terms of such Note Guarantee and/or this Indenture) or any Note Guarantor denies or disaffirms its obligations under its Note Guarantee; and (vi) a material portion of the Collateral ceases to be subject to the Liens of the Security Documents (other than in accordance with the terms of this Indenture and the

A-4-9

Security Documents) or any Issuer or Subsidiary Guarantor denies or disaffirms its obligations under the Security Documents to which it is party.
In the case of an Event of Default arising from (vi) above with respect to the Issuers, all outstanding Notes shall ipso facto become due and payable immediately without any declaration or other act on the part of the Trustee or any Holders of the Notes.
If any other Event of Default with respect to the Notes occurs and is continuing, the Trustee by notice to the Issuers or the Holders of at least 30% in principal amount of the then outstanding Notes by notice to the Issuers and the Trustee may declare the Notes to be due and payable immediately.
The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences with respect to such Notes if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except non-payment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived.
13.    TRUSTEE DEALINGS WITH ISSUERS. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for any Issuer or its Affiliates, and may otherwise deal with any Issuer or its Affiliates, as if it were not the Trustee.
14.    NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator, member or stockholder of the Issuers, as such, shall not have any liability for any obligations of the Issuers under the Notes or the Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.
15.    GOVERNING LAW. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS NOTE AND THE SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO THE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AND THE HOLDERS AGREE TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.
16.    AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.
17.    ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

A-4-10

18.    ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the Supplemental Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement.
19.    CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
The Issuers will furnish to any Holder upon written request and without charge a copy of the Supplemental Indenture, the Base Indenture and/or the Registration Rights Agreement, as applicable. Requests may be made to the Issuers:
c/o Charter Communications, Inc.
400 Atlantic Street, 10th Floor
Stamford, Connecticut 06901
Attention: Corporate Secretary
Telecopier No.: (314) 965-6440

A-4-11

ASSIGNMENT FORM
To assign this Note, fill in the form below:
(i) or (we) assign and transfer this Note to: _____________________________________
(Insert assignee’s legal name)
________________________________________________________________________
(Insert assignee’s soc. sec. or tax I.D. no.)
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
(Print or type assignee’s name, address and zip code)
and irrevocably appoint ________________________________________________ to transfer this Note on the books of the Issuers. The agent may substitute another to act for him.
Date:______________________________
Your Signature:_____________________________________________________
(Sign exactly as your name appears on the face of this Note)
Signature Guarantee*:________________________________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

A-4-12

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*
The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee or Note Custodian

A-4-13

EXHIBIT A-5
[THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]13
[THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE NOTES EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY

__________________________
13    Include Global Note Legend, if applicable.

A-5-1

BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE NOTES EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUERS THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) (A) TO A PERSON WHO IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (D) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUERS SO REQUEST), (II) TO CCO, OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE NOTES EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE NOTE EVIDENCED HEREBY.]14
[THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.]15

__________________________
14    Include Private Placement Legend, if applicable.
15    Include Regulation S Legend, if applicable.

A-5-2

[Face of Note]

CUSIP NO. [        ]

6.484% Senior Secured Notes due 2045

No [   ].

$[        ]

[CCO Safari II, LLC]
[Charter Communications Operating, LLC
and
Charter Communications Operating Capital Corp.]

promise to pay to [ ] or to registered assigns the principal amount of [ ] Dollars on October 23, 2045
Interest Payment Dates: April 23 and October 23
Record Dates: April 8 and October 8
Subject to Restrictions set forth in this Note.

A-5-3

IN WITNESS WHEREOF, [CCO Safari II, LLC has] [the Issuers have] caused this instrument to be duly executed.
Dated: [        ]
[CCO SAFARI II, LLC

By:	________________________________________________
Name:
Title:

By:	________________________________________________
Name:
Title: ]

[CHARTER COMMUNICATIONS
OPERATING LLC,

By:	________________________________________________
Name:
Title:

By:	________________________________________________
Name:
Title:

CHARTER COMMUNICATIONS
OPERATING CAPITAL CORP.

By:	________________________________________________
Name:
Title:

By:	________________________________________________
Name:
Title: ]

A-5-4

Dated: [        ]
This is one of the Notes referred to
in the within-mentioned Supplemental Indenture:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By: __________________________________
Authorized Signatory

A-5-5

[Back of Note]
6.484% Senior Secured Notes due 2045
Capitalized terms used herein shall have the meanings assigned to them in the Supplemental Indenture referred to below unless otherwise indicated. For the purposes of this Note, “Notes” shall refer to the 6.484% Senior Secured Notes due 2045 of the Issuers.
1.    INTEREST. The Issuers promise to pay interest on the principal amount of this Note at the rate of 6.484% per annum from the Issue Date until maturity. The interest rate on the Notes is subject to increase pursuant to the provisions of the Registration Rights Agreement. The Issuers will pay interest semi-annually in arrears on April 23 and October 23 of each year (each an “Interest Payment Date”), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be October 23, 2015. The Issuers shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Code) on overdue principal and premium, if any, from time to time on demand at a rate that is 1.00% per annum in excess of the rate then in effect; they shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Code) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
2.    METHOD OF PAYMENT. The Issuers shall pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders at the close of business on April 8 or October 8 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Supplemental Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Issuers maintained for such purpose within or without the City and State of New York, or, at the option of the Issuers, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Issuers or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
3.    PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Supplemental Indenture, will act as Paying Agent

A-5-6

and Registrar. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.
4.    INDENTURE. The Issuers issued the Notes under an Indenture dated as of July 23, 2015 (the “Base Indenture”), among the CCO Safari II, LLC, Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent, as supplemented by the First Supplemental Indenture dated as of July 23, 2015 (the “Supplemental Indenture”), among CCO Safari II, LLC, CCH II, LLC, as limited guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent. The terms of the Notes include those stated in the Supplemental Indenture and those made part of the Supplemental Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Supplemental Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Supplemental Indenture, the provisions of the Supplemental Indenture shall govern and be controlling.
5.    OPTIONAL REDEMPTION.
(a)    Except as set forth in paragraph 5(b) below, the Issuers shall not have the option to redeem the Notes pursuant to this paragraph 5 prior to April 23, 2045 (the “Par Call Date”). On or after the Par Call Date, the Issuers may redeem the Notes, in whole or in part, at the Issuers’ option, on at least 30 days, but not more than 60 days, prior notice to the Holders thereof, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the related interest payment date).

(b)    At any time and from time to time prior to the Par Call Date, the Issuers may redeem outstanding Notes, in whole or in part, at the Issuers’ option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the Holders thereof, at a redemption price equal to 100% of the principal amount thereof plus the Applicable Premium plus accrued but unpaid interest up to, but excluding, the redemption date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the relate interest payment date).
6.    MANDATORY REDEMPTION. Except as otherwise provided in Paragraph 7 below, the Issuers shall not be required to make mandatory redemption payments with respect to the Notes.
7.    SPECIAL MANDATORY REDEMPTION. If a Special Mandatory Redemption Event occurs, then on the fourth business day following such Special Mandatory Redemption Event (the “Special Mandatory Redemption Date”) or as otherwise required by the applicable procedures of DTC, the Issuers shall redeem the Notes (a “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes, plus accrued and

A-5-7

unpaid interest from the Issue Date or the most recent date on which interest has been paid or duly provided for on the Notes, as the case may be, to, but excluding, the Special Mandatory Redemption Date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the related interest payment date). On the Special Mandatory Redemption Date, the Trustee will apply any amounts received by it pursuant to the Escrow Agreement (i) first, to pay the redemption price for the Special Mandatory Redemption of the Notes in satisfaction of the Issuers’ obligations set forth in this paragraph 7 and (ii) second, to pay to the Issuers any remaining amounts.
8.    [Reserved].
9.    DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Supplemental Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Supplemental Indenture. The Issuers need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuers need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.
10.    PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.
11.    AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Supplemental Indenture, the Intercreditor Agreement, any Note Guarantee, the Security Documents or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Subject to certain exceptions, any existing Default or compliance with any provision of the Supplemental Indenture or the Notes may be waived, including by way of amendment, with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Without the consent of any Holder of a Note, the Issuers, the Note Guarantors and the Trustee may amend or supplement the Supplemental Indenture, the Intercreditor Agreement, any Note Guarantee, any Security Document, or the Notes (i) to cure any ambiguity, omission, mistake, defect or inconsistency, (ii) to provide for the assumption by a successor Person of the obligations of the Issuers or any Note Guarantor under the Supplemental Indenture or the Security Documents, (iii) to provide for uncertificated notes in addition to or in place of certificated notes (provided that the uncertificated notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated notes are described in Section 163(f)(2)(B) of the Code), (iv) to add Guarantees with respect to the Notes or to add additional Collateral to secure the Notes and the Note Guarantees, (v) to add to the covenants of the Issuers or any

A-5-8

Note Guarantor for the benefit of the Holders of the Notes or to surrender any right or power conferred upon the Issuers or any Note Guarantor, (vi) make any change that would provide any additional rights or benefits to Holders or that does not adversely affect the legal rights under this Supplemental Indenture of any such Holder, (vii) to conform the text of the Supplemental Indenture, the Notes, any Note Guarantee, the Intercreditor Agreement or any Security Document to any provision under the heading “Description of Notes” in the Offering Circular, (viii) to make any amendment to the provisions of the Supplemental Indenture relating to the transfer and legending of notes; provided, however, that (a) compliance with the Indenture as so amended would not result in notes being transferred in violation of the Securities Act or any other applicable securities law and (b) such amendment does not materially and adversely affect the rights of Holders to transfer notes; (ix) to release Collateral from the Lien under the Security Document when permitted or required by the Security Documents, the Supplemental Indenture or the Intercreditor Agreement, (x) to evidence and provide for the acceptance and appointment under the Supplemental Indenture of a successor Trustee or Collateral Agent thereunder pursuant to the requirements thereof, (xi) to issue Exchange Notes and related Note Guarantees as provided for in the Registration Rights Agreement relating to the Notes or (xii) to release a Note Guarantor pursuant to the terms of Article X of the Indenture.
12.    DEFAULTS AND REMEDIES. Each of the following is an Event of Default: (i) default for 30 consecutive days in the payment when due of interest on the Notes, (ii) default in payment when due of the principal of or premium, if any, on the Notes when due at maturity, upon optional redemption, upon required purchase, upon declaration of acceleration or otherwise, (iii) the failure by the Issuers or any Note Guarantor to comply for 90 days after notice with its covenants or other agreements (other than those described in the immediately preceding clauses (i) and (ii) above), provided that a default under this clause (iii) will not constitute an Event of Default with respect to the Notes until the Trustee or the Holders of 30% in principal amount of the outstanding Notes notify the Issuers of the default and the Issuers do not cure such default within the time specified after receipt of such notice, (iv) (I) the Issuers or any Subsidiary Guarantor that is a Significant Subsidiary pursuant to or within the meaning of the Bankruptcy Code: (a) commences a voluntary case, (b) consents to the entry of an order for relief against it in an involuntary case, (c) consents to the appointment of a custodian of it or for all or substantially all of its property, or (d) makes a general assignment for the benefit of its creditors; or (II) a court of competent jurisdiction enters an order or decree under the Bankruptcy Code that (a) is for relief against the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary in an involuntary case; (b) appoints a custodian of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary or for all or substantially all of the property of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary; or (c) orders the liquidation of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary, and the order or decree remains unstayed and in effect for 60 consecutive days; (v) any Note Guarantee of any Subsidiary Guarantor that is a Significant Subsidiary (or Note Guarantees of any group of Subsidiary Guarantors that, taken together, would constitute a Significant Subsidiary) ceases to be in full force and effect (other than in accordance with the terms of such Note Guarantee and/or this Indenture) or any Note Guarantor denies or disaffirms its obligations under its Note Guarantee; and (vi) a material portion of the Collateral ceases to be subject to the Liens of the Security Documents (other than in accordance with the terms of this Indenture and the

A-5-9

Security Documents) or any Issuer or Subsidiary Guarantor denies or disaffirms its obligations under the Security Documents to which it is party.
In the case of an Event of Default arising from (vi) above with respect to the Issuers, all outstanding Notes shall ipso facto become due and payable immediately without any declaration or other act on the part of the Trustee or any Holders of the Notes.
If any other Event of Default with respect to the Notes occurs and is continuing, the Trustee by notice to the Issuers or the Holders of at least 30% in principal amount of the then outstanding Notes by notice to the Issuers and the Trustee may declare the Notes to be due and payable immediately.
The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences with respect to such Notes if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except non-payment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived.
13.    TRUSTEE DEALINGS WITH ISSUERS. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for any Issuer or its Affiliates, and may otherwise deal with any Issuer or its Affiliates, as if it were not the Trustee.
14.    NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator, member or stockholder of the Issuers, as such, shall not have any liability for any obligations of the Issuers under the Notes or the Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.
15.    GOVERNING LAW. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS NOTE AND THE SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO THE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AND THE HOLDERS AGREE TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.
16.    AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.
17.    ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

A-5-10

18.    ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the Supplemental Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement.
19.    CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
The Issuers will furnish to any Holder upon written request and without charge a copy of the Supplemental Indenture, the Base Indenture and/or the Registration Rights Agreement, as applicable. Requests may be made to the Issuers:
c/o Charter Communications, Inc.
400 Atlantic Street, 10th Floor
Stamford, Connecticut 06901
Attention: Corporate Secretary
Telecopier No.: (314) 965-6440

A-5-11

ASSIGNMENT FORM
To assign this Note, fill in the form below:
(i) or (we) assign and transfer this Note to: _____________________________________
(Insert assignee’s legal name)
________________________________________________________________________
(Insert assignee’s soc. sec. or tax I.D. no.)
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
(Print or type assignee’s name, address and zip code)
and irrevocably appoint ________________________________________________ to transfer this Note on the books of the Issuers. The agent may substitute another to act for him.
Date:______________________________
Your Signature:_____________________________________________________
(Sign exactly as your name appears on the face of this Note)
Signature Guarantee*:________________________________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

A-5-12

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*
The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee or Note Custodian

A-5-13

EXHIBIT A-6
[THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]16
[THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE NOTES EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY

__________________________
16    Include Global Note Legend, if applicable.

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BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE NOTES EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUERS THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) (A) TO A PERSON WHO IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (D) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUERS SO REQUEST), (II) TO CCO, OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE NOTES EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE NOTE EVIDENCED HEREBY.]17
[THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.]18

__________________________
17    Include Private Placement Legend, if applicable.
18    Include Regulation S Legend, if applicable.

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[Face of Note]

CUSIP NO. [        ]

6.834% Senior Secured Notes due 2055

No [   ].

$[        ]

[CCO Safari II, LLC]
[Charter Communications Operating, LLC
and
Charter Communications Operating Capital Corp.]

promise to pay to [ ] or to registered assigns the principal amount of [ ] Dollars on October 23, 2055
Interest Payment Dates: April 23 and October 23
Record Dates: April 8 and October 8
Subject to Restrictions set forth in this Note.

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IN WITNESS WHEREOF, [CCO Safari II, LLC has] [the Issuers have] caused this instrument to be duly executed.
Dated: [        ]
[CCO SAFARI II, LLC

By:	________________________________________________
Name:
Title:

By:	________________________________________________
Name:
Title: ]

[CHARTER COMMUNICATIONS
OPERATING LLC,

By:	________________________________________________
Name:
Title:

By:	________________________________________________
Name:
Title:

CHARTER COMMUNICATIONS
OPERATING CAPITAL CORP.

By:	________________________________________________
Name:
Title:

By:	________________________________________________
Name:
Title: ]

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Dated: [        ]
This is one of the Notes referred to
in the within-mentioned Supplemental Indenture:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By: __________________________________
Authorized Signatory

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[Back of Note]
6.834% Senior Secured Notes due 2055
Capitalized terms used herein shall have the meanings assigned to them in the Supplemental Indenture referred to below unless otherwise indicated. For the purposes of this Note, “Notes” shall refer to the 6.834% Senior Secured Notes due 2055 of the Issuers.
1.    INTEREST. The Issuers promise to pay interest on the principal amount of this Note at the rate of 6.834% per annum from the Issue Date until maturity. The interest rate on the Notes is subject to increase pursuant to the provisions of the Registration Rights Agreement. The Issuers will pay interest semi-annually in arrears on April 23 and October 23 of each year (each an “Interest Payment Date”), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be October 23, 2015. The Issuers shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Code) on overdue principal and premium, if any, from time to time on demand at a rate that is 1.00% per annum in excess of the rate then in effect; they shall pay interest (including post-petition interest in any proceeding under the Bankruptcy Code) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
2.    METHOD OF PAYMENT. The Issuers shall pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders at the close of business on April 8 or October 8 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Supplemental Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Issuers maintained for such purpose within or without the City and State of New York, or, at the option of the Issuers, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Issuers or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
3.    PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee under the Supplemental Indenture, will act as Paying Agent

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and Registrar. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.
4.    INDENTURE. The Issuers issued the Notes under an Indenture dated as of July 23, 2015 (the “Base Indenture”), among the CCO Safari II, LLC, Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent, as supplemented by the First Supplemental Indenture dated as of July 23, 2015 (the “Supplemental Indenture”), among CCO Safari II, LLC, CCH II, LLC, as limited guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Collateral Agent. The terms of the Notes include those stated in the Supplemental Indenture and those made part of the Supplemental Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Supplemental Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Supplemental Indenture, the provisions of the Supplemental Indenture shall govern and be controlling.
5.    OPTIONAL REDEMPTION.
(a)    Except as set forth in paragraph 5(b) below, the Issuers shall not have the option to redeem the Notes pursuant to this paragraph 5 prior to April 23, 2055 (the “Par Call Date”). On or after the Par Call Date, the Issuers may redeem the Notes, in whole or in part, at the Issuers’ option, on at least 30 days, but not more than 60 days, prior notice to the Holders thereof, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the related interest payment date).

(b)    At any time and from time to time prior to the Par Call Date, the Issuers may redeem outstanding Notes, in whole or in part, at the Issuers’ option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the Holders thereof, at a redemption price equal to 100% of the principal amount thereof plus the Applicable Premium plus accrued but unpaid interest up to, but excluding, the redemption date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the relate interest payment date).
6.    MANDATORY REDEMPTION. Except as otherwise provided in Paragraph 7 below, the Issuers shall not be required to make mandatory redemption payments with respect to the Notes.
7.    SPECIAL MANDATORY REDEMPTION. If a Special Mandatory Redemption Event occurs, then on the fourth business day following such Special Mandatory Redemption Event (the “Special Mandatory Redemption Date”) or as otherwise required by the applicable procedures of DTC, the Issuers shall redeem the Notes (a “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes, plus accrued and

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unpaid interest from the Issue Date or the most recent date on which interest has been paid or duly provided for on the Notes, as the case may be, to, but excluding, the Special Mandatory Redemption Date (subject to the rights of Holders of Notes on a record date to receive the related interest payment on the related interest payment date). On the Special Mandatory Redemption Date, the Trustee will apply any amounts received by it pursuant to the Escrow Agreement (i) first, to pay the redemption price for the Special Mandatory Redemption of the Notes in satisfaction of the Issuers’ obligations set forth in this paragraph 7 and (ii) second, to pay to the Issuers any remaining amounts.
8.    [Reserved].
9.    DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Supplemental Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Supplemental Indenture. The Issuers need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuers need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.
10.    PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.
11.    AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Supplemental Indenture, the Intercreditor Agreement, any Note Guarantee, the Security Documents or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Subject to certain exceptions, any existing Default or compliance with any provision of the Supplemental Indenture or the Notes may be waived, including by way of amendment, with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Without the consent of any Holder of a Note, the Issuers, the Note Guarantors and the Trustee may amend or supplement the Supplemental Indenture, the Intercreditor Agreement, any Note Guarantee, any Security Document, or the Notes (i) to cure any ambiguity, omission, mistake, defect or inconsistency, (ii) to provide for the assumption by a successor Person of the obligations of the Issuers or any Note Guarantor under the Supplemental Indenture or the Security Documents, (iii) to provide for uncertificated notes in addition to or in place of certificated notes (provided that the uncertificated notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated notes are described in Section 163(f)(2)(B) of the Code), (iv) to add Guarantees with respect to the Notes or to add additional Collateral to secure the Notes and the Note Guarantees, (v) to add to the covenants of the Issuers or any

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Note Guarantor for the benefit of the Holders of the Notes or to surrender any right or power conferred upon the Issuers or any Note Guarantor, (vi) make any change that would provide any additional rights or benefits to Holders or that does not adversely affect the legal rights under this Supplemental Indenture of any such Holder, (vii) to conform the text of the Supplemental Indenture, the Notes, any Note Guarantee, the Intercreditor Agreement or any Security Document to any provision under the heading “Description of Notes” in the Offering Circular, (viii) to make any amendment to the provisions of the Supplemental Indenture relating to the transfer and legending of notes; provided, however, that (a) compliance with the Indenture as so amended would not result in notes being transferred in violation of the Securities Act or any other applicable securities law and (b) such amendment does not materially and adversely affect the rights of Holders to transfer notes; (ix) to release Collateral from the Lien under the Security Document when permitted or required by the Security Documents, the Supplemental Indenture or the Intercreditor Agreement, (x) to evidence and provide for the acceptance and appointment under the Supplemental Indenture of a successor Trustee or Collateral Agent thereunder pursuant to the requirements thereof, (xi) to issue Exchange Notes and related Note Guarantees as provided for in the Registration Rights Agreement relating to the Notes or (xii) to release a Note Guarantor pursuant to the terms of Article X of the Indenture.
12.    DEFAULTS AND REMEDIES. Each of the following is an Event of Default: (i) default for 30 consecutive days in the payment when due of interest on the Notes, (ii) default in payment when due of the principal of or premium, if any, on the Notes when due at maturity, upon optional redemption, upon required purchase, upon declaration of acceleration or otherwise, (iii) the failure by the Issuers or any Note Guarantor to comply for 90 days after notice with its covenants or other agreements (other than those described in the immediately preceding clauses (i) and (ii) above), provided that a default under this clause (iii) will not constitute an Event of Default with respect to the Notes until the Trustee or the Holders of 30% in principal amount of the outstanding Notes notify the Issuers of the default and the Issuers do not cure such default within the time specified after receipt of such notice, (iv) (I) the Issuers or any Subsidiary Guarantor that is a Significant Subsidiary pursuant to or within the meaning of the Bankruptcy Code: (a) commences a voluntary case, (b) consents to the entry of an order for relief against it in an involuntary case, (c) consents to the appointment of a custodian of it or for all or substantially all of its property, or (d) makes a general assignment for the benefit of its creditors; or (II) a court of competent jurisdiction enters an order or decree under the Bankruptcy Code that (a) is for relief against the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary in an involuntary case; (b) appoints a custodian of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary or for all or substantially all of the property of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary; or (c) orders the liquidation of the Issuers or a Subsidiary Guarantor that is a Significant Subsidiary, and the order or decree remains unstayed and in effect for 60 consecutive days; (v) any Note Guarantee of any Subsidiary Guarantor that is a Significant Subsidiary (or Note Guarantees of any group of Subsidiary Guarantors that, taken together, would constitute a Significant Subsidiary) ceases to be in full force and effect (other than in accordance with the terms of such Note Guarantee and/or this Indenture) or any Note Guarantor denies or disaffirms its obligations under its Note Guarantee; and (vi) a material portion of the Collateral ceases to be subject to the Liens of the Security Documents (other than in accordance with the terms of this Indenture and the

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Security Documents) or any Issuer or Subsidiary Guarantor denies or disaffirms its obligations under the Security Documents to which it is party.
In the case of an Event of Default arising from (vi) above with respect to the Issuers, all outstanding Notes shall ipso facto become due and payable immediately without any declaration or other act on the part of the Trustee or any Holders of the Notes.
If any other Event of Default with respect to the Notes occurs and is continuing, the Trustee by notice to the Issuers or the Holders of at least 30% in principal amount of the then outstanding Notes by notice to the Issuers and the Trustee may declare the Notes to be due and payable immediately.
The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences with respect to such Notes if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except non-payment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived.
13.    TRUSTEE DEALINGS WITH ISSUERS. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for any Issuer or its Affiliates, and may otherwise deal with any Issuer or its Affiliates, as if it were not the Trustee.
14.    NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator, member or stockholder of the Issuers, as such, shall not have any liability for any obligations of the Issuers under the Notes or the Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.
15.    GOVERNING LAW. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS NOTE AND THE SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO THE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AND THE HOLDERS AGREE TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.
16.    AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.
17.    ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

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18.    ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the Supplemental Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the Registration Rights Agreement.
19.    CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
The Issuers will furnish to any Holder upon written request and without charge a copy of the Supplemental Indenture, the Base Indenture and/or the Registration Rights Agreement, as applicable. Requests may be made to the Issuers:
c/o Charter Communications, Inc.
400 Atlantic Street, 10th Floor
Stamford, Connecticut 06901
Attention: Corporate Secretary
Telecopier No.: (314) 965-6440

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ASSIGNMENT FORM
To assign this Note, fill in the form below:
(i) or (we) assign and transfer this Note to: _____________________________________
(Insert assignee’s legal name)
________________________________________________________________________
(Insert assignee’s soc. sec. or tax I.D. no.)
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
(Print or type assignee’s name, address and zip code)
and irrevocably appoint ________________________________________________ to transfer this Note on the books of the Issuers. The agent may substitute another to act for him.
Date:______________________________
Your Signature:_____________________________________________________
(Sign exactly as your name appears on the face of this Note)
Signature Guarantee*:________________________________________________
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*
The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee or Note Custodian

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EXHIBIT B
FORM OF CERTIFICATE OF TRANSFER
[CCO Safari II, LLC
c/o Charter Communications, Inc.
400 Atlantic Street, 10th Floor
Stamford, Connecticut 06901]

The Bank of New York Mellon Trust Company, N.A.
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602
Facsimile No.: (312) 827-8542
Attention: Corporate Trust Administration

Re: [CCO Safari II, LLC]

☐ [Applicable series of Notes] (CUSIP [ ]) (the “Notes”)[19]

Reference is hereby made to the Indenture, dated as of July 23, 2015 (the “Base Indenture”), among CCO Safari II, LLC (the “Escrow Issuer”), Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) and collateral agent, as supplemented by the First Supplemental Indenture dated as of July 23, 2015 (the “Supplemental Indenture”) among the Escrow Issuer, CCH II, LLC and the Trustee and collateral agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Base Indenture and/or Supplemental Indenture, as applicable.
___________________ (the “Transferor”) owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $_____________________________ in such Note[s] or interests (the “Transfer”), to ___________________________ (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:
[CHECK ALL THAT APPLY]
☐    1.    Check if Transferee will take delivery of a beneficial interest in the Rule 144A Global Note or a Definitive Note Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor

__________________________
19    Insert applicable series of Notes.

reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Supplemental Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Rule 144A Global Note and/or the Definitive Note and in the Supplemental Indenture and the Securities Act.
☐    2.    Check if Transferee will take delivery of a beneficial interest in the Regulation S Global Note or a Definitive Note pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act and (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Supplemental Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note and/or the Definitive Note and in the Supplemental Indenture and the Securities Act. If the Transfer of the beneficial interest occurs prior to the expiration of the 40-day distribution compliance period set forth in Regulation S, the transferred beneficial interest will be held immediately thereafter through Euroclear or Clearstream.
☐    3.    Check and complete if Transferee will take delivery of a beneficial interest in a Definitive Note pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):
☐    (i)    such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act; or
☐    (ii)    such Transfer is being effected to the Issuers or a subsidiary thereof; or

☐    (iii)    such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act; or
☐    (iv)    such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Supplemental Indenture and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Supplemental Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Note and/or the Definitive Notes and in the Supplemental Indenture and the Securities Act.
☐    4.    Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Note or of an Unrestricted Definitive Note.
☐    (i)    Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Supplemental Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Supplemental Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Supplemental Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Supplemental Indenture.
☐    (ii)    Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Supplemental Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Supplemental Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Supplemental Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enu-

merated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Supplemental Indenture.
☐    (iii)    Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Supplemental Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Supplemental Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Supplemental Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Supplemental Indenture.
This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers.
____________________________________________
[Insert Name of Transferor]
By__________________________________________
Name:
Title:

Dated: ______________________________________

ANNEX A TO CERTIFICATE OF TRANSFER
1.    The Transferor owns and proposes to transfer the following:
[CHECK ONE OF (a) OR (b)]
☐    (a)    a beneficial interest in the:
☐    (i)    Rule 144A Global Note (CUSIP __________), or
☐    (ii)    Regulation S Global Note (CUSIP _________), or
☐    (b)    a Restricted Definitive Note.
2.    After the Transfer the Transferee will hold:
[CHECK ONE]
☐    (a)    a beneficial interest in the:
☐    (i)    Rule 144A Global Note (CUSIP __________), or
☐    (ii)    Regulation S Global Note (CUSIP _________), or
☐    (iii)    Unrestricted Global Note (CUSIP _________); or
☐    (b)    a Restricted Definitive Note; or
☐    (c)    an Unrestricted Definitive Note,
in accordance with the terms of the Supplemental Indenture.

EXHIBIT C
FORM OF CERTIFICATE OF EXCHANGE
[CCO Safari II, LLC
c/o Charter Communications, Inc.
400 Atlantic Street, 10th Floor
Stamford, Connecticut 06901]

The Bank of New York Mellon Trust Company, N.A.
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602
Facsimile No.: (312) 827-8542
Attention: Corporate Trust Administration

Re: [CCO Safari II, LLC]
☐ [Applicable series of Notes] (CUSIP [        ]) (the “Notes”)20

Reference is hereby made to the Indenture, dated as of July 23, 2015 (the “Base Indenture”), among CCO Safari II, LLC (the “Escrow Issuer”), Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) and collateral agent, as supplemented by the First Supplemental Indenture dated as of July 23, 2015 (the “Supplemental Indenture”) among the Escrow Issuer, CCH II, LLC and the Trustee and collateral agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Base Indenture and/or Supplemental Indenture, as applicable.
__________________________ (the “Owner”) owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $____________________________ in such Note[s] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that:
1.    Exchange of Restricted Definitive Notes or Beneficial Interests in a Restricted Global Note for Unrestricted Definitive Notes or Beneficial Interests in an Unrestricted Global Note
☐    (i)    Check if Exchange is from beneficial interest in a Restricted Global Note to beneficial interest in an Unrestricted Global Note. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own ac-

__________________________
20    Insert applicable series of Notes.

count without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the “Securities Act”), (iii) the restrictions on transfer contained in the Supplemental Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States. If the Exchange is from beneficial interest in a Regulation S Global Note to beneficial interest in an Unrestricted Global Note, the Owner further certifies that it is either (x) a non-U.S. Person to whom Notes would be transferred in accordance with Regulation S or (y) a U.S. Person who purchased Notes in a transaction that did not require registration under the Securities Act.
☐    (ii)    Check if Exchange is from beneficial interest in a Restricted Global Note to Unrestricted Definitive Note. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Supplemental Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.
☐    (iii)    Check if Exchange is from Restricted Definitive Note to beneficial interest in an Unrestricted Global Note. In connection with the Owner’s Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Supplemental Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States. If the Exchange is from beneficial interest in a Regulation S Global Note to an Unrestricted Definitive Note, the Owner further certifies that it is either (x) a non-U.S. Person to whom Notes could be transferred in accordance with Regulation S or (y) a U.S. Person who purchased Notes in a transaction that did not require registration under the Securities Act.
☐    (iv)    Check if Exchange is from Restricted Definitive Note to Unrestricted Definitive Note. In connection with the Owner’s Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer re-

strictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Supplemental Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.
2.    Exchange of Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes for Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes
☐    (i)    Check if Exchange is from beneficial interest in a Restricted Global Note to Restricted Definitive Note. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner’s own account without transfer. If the Exchange is from beneficial interest in a Regulation S Global Note to a Restricted Definitive Note, the Owner further certifies that it is either (x) a non-U.S. Person to whom Notes could be transferred in accordance with Regulation S or (y) a U.S. Person who purchased Notes in a transaction that did not require registration under the Securities Act. Upon consummation of the proposed Exchange in accordance with the terms of the Supplemental Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Supplemental Indenture and the Securities Act.
☐    (ii)    Check if Exchange is from Restricted Definitive Note to beneficial interest in a Restricted Global Note. In connection with the Exchange of the Owner’s Restricted Definitive Note for a beneficial interest in the [CHECK ONE] Rule 144A Global Note or Regulation S Global Note with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Supplemental Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Supplemental Indenture and the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers.
____________________________________________
[Insert Name of Transferor]
By__________________________________________
Name:
Title:

Dated: ______________________________________

EXHIBIT D
FORM OF CERTIFICATE FROM
ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

[CCO Safari II, LLC
c/o Charter Communications, Inc.
400 Atlantic Street, 10th Floor
Stamford, Connecticut 06901]

The Bank of New York Mellon Trust Company, N.A.
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602
Facsimile No.: (312) 827-8542
Attention: Corporate Trust Administration

Re: [CCO Safari II, LLC]
☐ [Applicable series of Notes] (CUSIP [        ]) (the “Notes”)21

Reference is hereby made to the Indenture, dated as of July 23, 2015 (the “Base Indenture”), among CCO Safari II, LLC (the “Escrow Issuer”), Charter Communications Operating, LLC, Charter Communications Operating Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) and collateral agent, as supplemented by the First Supplemental Indenture dated as of July 23, 2015 (the “Supplemental Indenture”) among the Escrow Issuer, CCH II, LLC and the Trustee and collateral agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Base Indenture and/or Supplemental Indenture, as applicable.
In connection with our proposed purchase of $____________ aggregate principal amount of:
(i)    ☐    a beneficial interest in a Global Note, or
(ii)    ☐    a Definitive Note,
we confirm that:
1.    We understand that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Supplemental Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the

__________________________
21    Insert applicable series of Notes.

Notes or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the “Securities Act”).
2.    We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Notes or any interest therein, we will do so only (a) to the Issuers or any subsidiary thereof, (b) in accordance with Rule 144A under the Securities Act to a “qualified institutional buyer” (as defined therein), (c) to an institutional “accredited investor” (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Issuers a signed letter substantially in the form of this letter and an Opinion of Counsel in form reasonably acceptable to the Issuers to the effect that such transfer is in compliance with the Securities Act, (d) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (e) pursuant to the provisions of Rule 144(d) under the Securities Act or (f) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Definitive Note or beneficial interest in a Global Note from us in a transaction meeting the requirements of clauses (a) through (e) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.
3.    We understand that, on any proposed resale of the Notes or beneficial interest therein, we will be required to furnish to you and the Issuers such certifications, legal opinions and other information as you and the Issuers may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.
4.    We are an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.
5.    We are acquiring the Notes or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional “accredited investor”) as to each of which we exercise sole investment discretion.
You and the Issuers are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.
____________________________________________
[Insert Name of Transferor]
By__________________________________________
Name:

Title:
Dated: ______________________________________